UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission

Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Section 240.14a-12

Iconix Brand Group, Inc.
(Name of Registrant as Specified in Its Charter)

________________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
________________________________________________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:
________________________________________________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:
________________________________________________________________________________________________________________________

(5)	Total fee paid:
________________________________________________________________________________________________________________________

☐	Fee paid previously with preliminary materials.
________________________________________________________________________________________________________________________

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
________________________________________________________________________________________________________________________

(2)	Form, Schedule or Registration Statement No.:
________________________________________________________________________________________________________________________

(3)	Filing Party:
________________________________________________________________________________________________________________________

(4)	Date Filed:

________________________________________________________________________________________________________________________

ICONIX BRAND GROUP, INC.
1450 Broadway
New York, New York 10018

April 4, 2008

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Thursday, May 15, 2008, at 10:00 A.M., at the offices of Iconix Brand Group, Inc., 1450 Broadway, New York, New York 10018.

The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our transfer agent, Continental Stock Transfer & Trust Company, in writing, at 17 Battery Place, New York, New York 10004.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

Cordially,

Neil Cole Chairman of the Board, President and Chief Executive Officer

ICONIX BRAND GROUP, INC.
1450 Broadway
New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2008

To the Stockholders of ICONIX BRAND GROUP, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Iconix Brand Group, Inc. (the “Company” or “Iconix”) will be held on Thursday, May 15, 2008, at 10:00 A.M. at the Company’s offices at 1450 Broadway, New York, New York 10018, for the following purposes:

1.	To elect seven directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.
To consider and vote upon a proposal to approve an amendment to the Company’s 2006 Equity Incentive Plan to increase the number of shares of common stock that the Company has authority to issue under the plan by 1.5 million shares;

3.	To consider and vote upon a proposal to approve the Company’s Executive Incentive Bonus Plan;

4.	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008; and

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on March 26, 2008 are entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 15, 2008: Iconix’s 2008 Proxy Statement and Annual Report to Stockholders, including the Annual Report on Form 10-K for the year ended December 31, 2007, are available at www. iconixbrand.com/proxymaterials.html.

By Order of the Board of Directors,

Neil Cole Chairman of the Board, President and Chief Executive Officer

April 4, 2008

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT

ICONIX BRAND GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 15, 2008

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of ICONIX BRAND GROUP, INC. (the “Company”, “Iconix”, “we”, “us” or “our”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 15, 2008, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about April 7, 2008.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

The address and telephone number of the principal executive offices of the Company are:

1450 Broadway
New York, New York 10018
Telephone No.: (212) 730-0030

OUTSTANDING STOCK AND VOTING RIGHTS

Only stockholders of record at the close of business on March 26, 2008 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 57,643,175 shares of the Company’s common stock, $.001 par value per share (the “common stock”), the Company’s only class of voting securities. Each share of common stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES

The directors will be elected by the affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. Therefore, the seven nominees receiving the greatest number of votes cast at the meeting will be elected as directors of the Company. All other matters to be voted upon at the Annual Meeting will be decided by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter, provided a quorum is present. A quorum is present if at least a majority of the shares of common stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election who are expected to be one or more employees of the Company’s transfer agent. In accordance with Delaware law, abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote “against” a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by a proxy will be voted as instructed. Proxies may be revoked as noted above.

PROPOSAL I

ELECTION OF DIRECTORS

At the Annual Meeting, seven directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2009. Each director will be elected to serve until a successor is elected and qualified or until the director’s earlier resignation or removal.

At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. This is the first opportunity for the stockholders to elect Mr. Marcum since his appointment to our Board of Directors in October 2007. Mr. Marcum was originally recommended to the nominating/governance committee of our Board by Mr. F. Peter Cuneo, a director of the Company. In the event any of the nominees listed below is unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below is presently a member of the Company’s Board of Directors and has indicated to the Board that he will be available to serve.

Name	Age	Position with the Company
Neil Cole	51	Chairman of the Board, President and Chief Executive Officer
Barry Emanuel	66	Director
Steven Mendelow	65	Director
Drew Cohen	39	Director
F. Peter Cuneo	64	Director
Mark Friedman	44	Director
James A. Marcum	48	Director

Neil Cole has served as Chairman of our Board of Directors and as our Chief Executive Officer and President since our public offering in February 1993. In addition, from February through April 1992, Mr. Cole served as our Acting President and as a member of our Board of Directors. Mr. Cole also served as Chairman of the Board, President, Treasurer and a Director of New Retail Concepts, Inc., the company from which we acquired the Candie’s® trademark in 1993, from its inception in April 1986 until it was merged with and into us in August 1998. In 2001, Mr. Cole founded The Candie’s Foundation for the purpose of educating teenagers as to the risks and consequences of teen pregnancy. In April 2003, Mr. Cole, without admitting or denying the allegations of the Securities and Exchange Commission (“SEC”), consented to the entry by the SEC of an administrative order in which he agreed to cease and desist from violating or causing any violations or future violation of certain books and records and periodic reporting provisions and the anti-fraud provisions of the Securities Exchange Act of 1934 (the “Exchange Act”). Mr. Cole also paid a $75,000 civil monetary fine. Mr. Cole received a Bachelor of Science degree in political science from the University of Florida in 1978 and his Juris Doctor degree from Hofstra Law School in 1982.

Barry Emanuel has served on our Board of Directors since May 1993. For more than the past five years, Mr. Emanuel has served as president of Copen Associates, Inc., a textile manufacturer located in New York, New York. Mr. Emanuel was a director of New Retail Concepts, Inc. from 1992 until its merger with us in 1998. He received his Bachelor of Science degree from the University of Rhode Island in 1962.

Steven Mendelow has served on our Board of Directors since December 1999. He has been a principal with the accounting firm of Konigsberg Wolf & Co. and its predecessor, which is located in New York, New York, since 1972. Mr. Mendelow was a director of New Retail Concepts, Inc. from 1992 until its merger with us in 1998. He also serves as a director of several privately-held companies. He is a trustee of The Washington Institute for Near East Studies and actively involved with the Starlight Starbright Children’s Foundation and the Foundation for Fighting Blindness. He received a Bachelor of Science degree in business administration from Bucknell University in 1964 where he was elected to Delta Mu Delta, the national Business Administration Honor Society.

Drew Cohen has served on our Board of Directors since April 2004. He is the President of Music Theatre International, which represents the dramatic performing rights of classic properties, such as “West Side Story” and “Fiddler on the Roof,” and licenses over 50,000 performances a year around the world. Before joining Music Theatre International in September 2002, Mr. Cohen was, from July 2001, the Director of Investments for Big Wave NV, an investment management company, and, prior to that, General Manager for GlassNote Records, an independent record company. Mr. Cohen received a Bachelor of Science degree from Tufts University in 1990, his Juris Doctor degree from Fordham Law School in 1993, and a Masters degree in business administration from Harvard Business School in 2001.

F. Peter Cuneo has served on our Board of Directors since October 2006. He has served as the Vice Chairman of the Board of Directors of Marvel Entertainment, Inc., a publicly traded entertainment company active in motion pictures, television, publishing, licensing and toys, since June 2003, and prior thereto, he served as the President and Chief Executive Officer of Marvel Entertainment from July 1999 to December 2002. Mr. Cuneo has also served as the Chairman of Cuneo & Co., L.L.C., a private investment firm, since July 1997 and previously served on the Board of Directors of WaterPik Technologies, Inc., a New York Stock Exchange company engaged in designing, manufacturing and marketing health care products, swimming pool products and water-heating systems, prior to its sale in 2006. Mr. Cuneo currently serves as the Chairman of the Alfred University Board of Trustees, and he received a Bachelor of Science degree from Alfred University in 1967 and a Masters degree in business administration from Harvard Business School in 1973.

Mark Friedman has served on our Board of Directors since October 2006. He has been the Managing Partner of Trilea Partners LLC, an investment and consulting firm, since May 2006. From July 1996 to May 2006, he was with Merrill Lynch, where he served in various capacities including, most recently, as group head of its U.S. equity research retail team where he specialized in analyzing and evaluating specialty retailers in the apparel, accessory and home goods segments. From June 1995 to July 1996, he specialized in similar services for Lehman Brothers Inc. and from August 1990 to June 1995 in a similar capacity with Goldman, Sachs & Co. Mr. Friedman has been ranked on the Institutional Investor All-American Research Team as one of the top-rated sector analysts. He received a Bachelor of Business Administration degree from the University of Michigan in 1986 and a Masters degree in business administration from The Wharton School, University of Pennsylvania in 1990.

James A. Marcum has served on our Board of Directors since October 2007. He is an Operating Partner and has served as an Operating Executive of Tri-Artisan Capital Partners, LLC, a merchant banking firm, since January 2004. In addition, since April 2007, Mr. Marcum has been a principal shareholder and has served as the Chairman and Chief Strategic Officer of Enabl-u Technologies Corp., an early stage interactive training and data management solutions provider. From January 2005 to January 2006, he served in various capacities, including Chief Executive Officer and Director of Ultimate Electronics, Inc., a consumer electronics retailer specializing in home and car entertainment. From May 2001 to July 2003, he served as an Executive Vice President, Chief Financial Officer and Executive Vice President of Operations of Hollywood Entertainment Corporation, a video home entertainment specialty retailer. Prior thereto, Mr. Marcum was recruited by private equity investors to serve in such roles as Executive Vice President and Chief Operating Officer of Lids, Inc., a specialty retailer of hats, and Vice Chairman and Chief Financial Officer of State Stores, Inc., a specialty retailer bringing branded apparel to small town America. Mr. Marcum has also served in senior executive capacities at Melville Corporation, a conglomerate of specialty retail chains in the apparel, footwear, drug, health and beauty aids and furniture and accessories sectors. He received a Bachelors degree from Southern Connecticut State University in accounting and economics in 1980.

Board Independence

Our Board of Directors has determined that Messrs. Cohen, Cuneo, Emanuel, Friedman, Marcum and Mendelow are each an “independent director” under the Marketplace Rules of The NASDAQ Stock Market LLC (“NASDAQ”).

Board Attendance at Stockholder Meetings

Members of the Board are encouraged to attend Annual Meetings of Stockholders. All six of our then Board members attended last year’s Annual Meeting of Stockholders.

Communications with the Board of Directors

Our Board of Directors, through its nominating/governance committee, has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Iconix Brand Group, Inc. c/o Corporate Secretary, 1450 Broadway, New York, NY 10018. Stockholders should identify their communication as being from a stockholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a stockholder of the Company before transmitting the communication to the Board of Directors.

Consideration of Director Nominees by the Board

Stockholders of the Company wishing to recommend director candidates to the nominating/governance committee for election to our Board of Directors at the Annual Meeting of Stockholders to be held in 2009 must submit their recommendations in writing to the nominating/governance committee, c/o Corporate Secretary, Iconix Brand Group, Inc., 1450 Broadway, New York, NY 10018.

The nominating/governance committee will consider nominees recommended by the Company’s stockholders provided that the recommendation contains sufficient information for the nominating/governance committee to assess the suitability of the candidate, including the candidate’s qualifications, name, age, business and residence addresses. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the committee receive. The recommendations must also state the name and record address of the stockholder who is submitting the recommendation and the class and number of shares of the Company’s common stock beneficially owned by the stockholder. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. Each nomination is also required to set forth a representation that the stockholder making the nomination is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder; such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and the consent of each nominee to serve as a director of the Company if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below in “Deadline and Procedures for Submitting Director Nominations” will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the nominating/governance committee. The nominating/governance committee generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of our industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a director of the Company.

Deadline and Procedures for Submitting Director Nominations

A stockholder wishing to nominate a candidate for election to our Board of Directors at the Annual Meeting of Stockholders to be held in 2009 is required to give written notice containing the required information specified above addressed to the nominating/governance committee, c/o Secretary of the Company, Iconix Brand Group, Inc., 1450 Broadway, New York, NY 10018 of his or her intention to make such a nomination. The notice of nomination and other required information must be received by our corporate Secretary not less than 50 nor more than 75 days prior to the meeting unless less than 65 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, in which case the notice and other required information must be received not later than the close of business on the tenth day following the date on which the notice of the date of the meeting was mailed or other public disclosure of the date of the meeting was made.

Corporate Governance Policies

We have adopted a written code of business conduct that applies to our officers, directors and employees, responsive to Section 406 of the Sarbanes-Oxley Act of 2002 and the rules of the SEC. In addition, we have established an ethics web site at www.ethicspoint.com. To assist individuals in upholding the code of conduct and to facilitate reporting, we have established an on-line anonymous and confidential reporting mechanism that is hosted at www.ethicspoint.com, and an anonymous and confidential telephone hotline at 800-963-5864. Copies of our code of business conduct are available, without charge, upon written request directed to our corporate Secretary at Iconix Brand Group, Inc., 1450 Broadway, New York, NY 10018.

Committees of the Board of Directors

Our bylaws authorize the Board of Directors to appoint one or more committees, each consisting of one or more directors. Our Board of Directors currently has three standing committees: an audit committee, nominating/governance committee and a compensation committee, each of which has adopted written charters and which are currently available on our website. We are not incorporating any of the information on our web site into this proxy statement. Each member of the audit committee, nominating/corporate governance committee and compensation committee is, and is required to be, an “independent director” under the Marketplace Rules of NASDAQ.

Audit Committee

Our audit committee’s responsibilities include:

•	appointing, replacing, overseeing and compensating the work of a firm to serve as the registered independent public accounting firm to audit our financial statements;

•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results;

•	considering the adequacy of our internal accounting controls and audit procedures; and

•	approving (or, as permitted, pre-approving) all audit and non-audit services to be performed by the independent registered public accounting firm.

The members of our audit committee are Messrs. Mendelow, Cuneo, Cohen and Marcum, and Mr. Mendelow currently serves as its chairperson. In addition to being an “independent director” under the Marketplace Rules of NASDAQ, each member of the audit committee is an independent director under applicable SEC rules under the Securities Exchange Act of 1934. Our Board of Directors has also determined that Mr. Mendelow is the “audit committee financial expert,” as that term is defined under applicable SEC rules and NASDAQ Marketplace Rules, serving on the audit committee.

Nominating/governance committee

Our nominating/governance committee's responsibilities include:

•	identifying, evaluating and recommending nominees to serve on the Board and committees of the Board;

•	conducting searches for appropriate directors and evaluating the performance of the Board and of individual directors; and

•
reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and reporting and making recommendations to the Board concerning corporate governance matters.

The members of our nominating/governance committee are Messrs. Cohen, Emanuel, Friedman and Marcum, and Mr. Cohen currently serves as its chairperson.

Compensation Committee

Our compensation committee's responsibilities include:

•	setting the compensation and negotiating the employment arrangements for the chief executive officer;

•	reviewing and recommending approval of the compensation of our other executive officers;

•	administering our stock option and stock incentive plans;

•	reviewing and making recommendations to the Board with respect to our overall compensation objectives, policies and practices, including with respect to incentive compensation and equity plans; and

•	evaluating the chief executive officer's performance in light of corporate objectives.

The members of our compensation committee are Messrs. Mendelow, Cuneo, Emanuel and Friedman, and Mr. Friedman currently serves as its chairperson.

From time to time, management provides to the compensation committee proposals concerning total compensation for officers. The committee considers recommendations from our president and chief executive officer regarding total compensation for such officers. The committee also approves grants of equity awards to employees.

Under its charter, the compensation committee may form and delegate authority to subcommittees or individuals, including, but not limited to, a subcommittee composed of one or more members of the Board or an executive to grant and administer stock, option and other equity awards under the Company’s equity incentive plans.

The compensation committee has not historically engaged consultants with respect to executive compensation matters. However, in 2007, the compensation committee engaged an outside consulting firm, James F. Reda & Associates, LLC (“Reda & Associates”), for advice in 2007 in connection with the negotiation of the new employment agreement for our chief executive officer, which agreement was entered into in January 2008. See Executive Compensation-Compensation Discussion and Analysis- “2008 Compensation Changes - New Employment Agreement with our Chief Executive Officer.”

Meetings of the Board of Directors and its Committees during the Year Ended December 31, 2007

The Board of Directors held eight meetings (including eight executive sessions of the independent Board members) during the fiscal year ended December 31, 2007, and it also took action by unanimous written consent in lieu of meetings. In addition, during fiscal 2007, the audit committee held five meetings, the nominating/governance committee held four meetings and the compensation committee held fifteen meetings. During the fiscal year ended December 31, 2007, each of the Company’s directors attended at least seventy-five percent of the aggregate of: (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings of all committees of the Board on which they served.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% owners are required by certain SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, we believe that during fiscal 2007, there was compliance with the filing requirements applicable to our officers, directors and 10% common stockholders

Director Compensation

Effective May 1, 2007, the compensation committee determined that for each full year of service as a director of our company, each non-employee member of the Board would receive a cash payment of $40,000, payable 50% on or about each January 1 and 50% on or about each July 1, and 4,000 restricted shares of common stock vesting 100% on July 1 of each year. In addition, the compensation committee determined that the audit committee chair would receive an annual stipend of $15,000, and the chairs of the compensation committee and nominating/governance committee would receive an annual stipend of $10,000, each payable each July 1. Since these resolutions went into effect on May 1, 2007, for the year ended December 31, 2007, the compensation committee determined that the cash payments and number of restricted shares issued be pro-rated and be paid upon and vest, respectively, on November 1, 2007.

The following table sets forth compensation information for 2007 for each member of our Board of Directors who is not also an executive officer. An executive officer who serves on our Board does not receive additional compensation for serving on the Board. See Summary Compensation Table and Grants of Plan-Based Awards Table for disclosures related to our chairman of the board, president and chief executive officer, Neil Cole.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Barry Emanuel	38,133	51,885	-	-	-	-	90,018
Steven Mendelow	54,633	51,885	-	-	-	-	106,548
Drew Cohen	49,633	51,885	-	-	-	-	101,518
F. Peter Cuneo	39,633	197,722	-	-	-	-	237,355
Mark Friedman	48,133	197,722	-	-	-	-	245,855
James A. Marcum	9,205	13,889	-	-	-	-	23,094

(1)
Represents the dollar amount recognized by us for financial statement purposes for fiscal 2007 in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123(R)”).

(2)
At December 31, 2007 Messrs. Cuneo and Friedman each had 6,842 shares of restricted stock that had not vested. In addition, at December 31, 2007 our non-employee directors owned the following unexercised options - Drew Cohen 95,000; Barry Emanuel - 241,173: and Steven Mendelow - 200,250.

EXECUTIVE OFFICERS

All officers serve at the discretion of our Board of Directors. The Board elects our officers on an annual basis and our officers serve until their successors are duly elected and qualified.

In addition to Mr. Cole, our other executive officers their positions with us and certain other information with respect to these officers, as of the Record Date, are set forth below:

Name	Age	Position
David Conn	40	Executive Vice President
Warren Clamen	43	Chief Financial Officer
Andrew Tarshis	42	Senior Vice President and General Counsel
Deborah Sorell Stehr	45	Senior Vice President, Business Affairs and Licensing

David Conn has served as our Executive Vice President since rejoining us in May 2004. Prior thereto, from June 2000 until May 2004, Mr. Conn was employed at Columbia House, one of the world's largest licensees of content for music and film, where he oversaw its internet business and was responsible for online advertising, sales promotion and customer retention on the internet. During his tenure at Columbia House, it grew to become one of the ten largest e-commerce sites on the internet. Prior to that, Mr. Conn served as Vice President of Marketing for us from 1995 to 2000. Mr. Conn has also been active in the Direct Marketing Association, serving on its ethics policy committee and, prior to joining us in 1995, he held marketing positions with The Discovery Channel and CCM, a New York based marketing and promotion agency. Mr. Conn received his Bachelor of Arts degree from Boston University in 1990.

Warren Clamen has served as our Chief Financial Officer since joining us in March 2005. From June 2000 until March 2005, Mr. Clamen served as Vice President of Finance for Columbia House, and from December 1998 to June 2000, he was Vice President of Finance of Marvel Entertainment, Inc. Prior to that time, Mr. Clamen served as the Director, International Management for Biochem Pharma Inc., a company located in Montreal, Canada that was acquired by Shire Pharmaceuticals Group plc, and as a Senior Manager at Richter, Usher and Vineberg, an accounting firm also located in Montreal, Canada. Mr. Clamen is a certified public accountant and a chartered accountant. He received a Bachelor of Commerce degree in 1986 and a Graduate Diploma in public accounting in 1988, each from McGill University in Montreal.

Andrew Tarshis has served as our Senior Vice President and General Counsel since September 2006. From July 2005, when he joined us in connection with our acquisition of the Joe Boxer brand, until September 2006, he served as our Senior Vice President, Business Affairs and Associate Counsel. Prior to joining us, from May 2001 to July 2005, Mr. Tarshis served as Senior Vice President and General Counsel of Windsong Allegiance Group, LLC, an apparel manufacturing, brand management and licensing company that owned the Joe Boxer, Hathaway, New Frontier and Como Sport brands. From December 1998 to May 2001, he served as a general attorney for Toys R Us, Inc. Mr. Tarshis received a Bachelor of Arts degree from the University of Michigan in 1988 and a Juris Doctor degree from the University of Connecticut School of Law in 1992.

Deborah Sorell Stehr has served as our Senior Vice President—Business Affairs and Licensing since September 2006. Since joining us in December 1998, she served as Vice President and General Counsel from December 1998 until November 1999, and then served as Senior Vice President and General Counsel until September 2006. Ms. Sorell Stehr has also been the Secretary since 1999 and on the Board of Directors of numerous of our subsidiaries. From September 1996 to December 1998, Ms. Sorell Stehr was Associate General Counsel with Nine West Group Inc., a women’s footwear company, where Ms. Sorell Stehr was primarily responsible for overseeing legal affairs relating to domestic and international contracts, intellectual property, licensing, general corporate matters, litigation and claims. Prior to joining Nine West Group, Ms. Sorell Stehr practiced law for nine years at private law firms in New York City and Chicago in the areas of corporate law and commercial litigation. Ms. Sorell Stehr received her A.B. in politics from Princeton University in 1984 and her Juris Doctor degree from the Northwestern University School of Law in 1987.

Executive Compensation

Compensation Discussion and Analysis

The purpose of this Compensation Discussion and Analysis is to provide the information necessary for understanding the compensation philosophy, policies and decisions which are material to the compensation of our principal executive officer, our principal financial officer and our three other most highly compensated executive officers (we refer to these officers as our “named executive officers”) during 2007. This Compensation Discussion and Analysis will place in context the information contained in the tables and accompanying narratives that follow this discussion.

Philosophy and Objectives

Our compensation philosophy is to offer our executive officers, including our named executive officers, compensation that is fair, reasonable and competitive, and that meets our goals of attracting, retaining and motivating highly skilled management personnel so that we can be in a position to achieve our financial, operational and strategic objectives to create long-term value for our stockholders. We seek to deliver fair, reasonable and competitive compensation for our employees and executives, including our named executive officers, by structuring compensation around one fundamental goal: incentivizing our executives to build stockholder value over the long term. Our ability to attract, motivate and retain employees and executives with the requisite skills and experience to develop, expand and execute business opportunities for us is essential to our growth and success. We believe that we offer attractive career opportunities and challenges for our employees, but remain mindful that the best talent will always have a choice as to where they wish to pursue their careers, and fair and competitive compensation is an important element of job satisfaction.

Our compensation program includes short-term elements, such as annual base salary, and in some cases, an annual incentive cash bonus, and long term elements such as equity-based awards through grants of restricted stock, restricted stock units and stock options. We believe that our compensation program contributes to our employees’ and named executive officers’ incentive to execute on our goals and perform their job functions with excellence and integrity. We also take into account the roles played by each of our named executive officers and endeavor to individually customize their compensation packages to align the amount and mix of their compensation to their contributions to, and roles within, our organization. The compensation package for our chief executive officer, Mr. Neil Cole, differs from those of our other named executive officers in light of his distinct role and responsibilities within Iconix. As Mr. Cole makes executive decisions that influence our direction and growth initiatives, his total compensation is intended to be strongly aligned with objective financial measures, including a bonus driven by a formula set forth in his employment agreement based upon our performance.

We enter into employment agreements with senior officers, including our named executive officers, when the compensation committee determines that an employment agreement is in order for us to obtain a degree of certainty as to an executive’s continued employment in light of prevailing market conditions and competition for the particular position held by the officer, or where the compensation committee determines that an employment agreement is appropriate to attract an executive in light of market conditions, the prior experience of the executive or practices at our company with respect to other similarly situated executives. Based on these and any other factors then deemed relevant, we have entered into written employment agreements with Messrs. Neil Cole, David Conn, Warren Clamen and Andrew Tarshis and Ms. Deborah Sorell Stehr.  See “- Narrative to Summary Compensation Table and Plan-Based Awards Table - Employment Agreements” for a description of these employment agreements and related information. See also “2008 Compensation Changes—New Employment Agreement with our Chief Executive Officer” for a description of a new employment agreement we entered into in January 2008.

Forms of Compensation Paid to Named Executive Officers During 2007

During the last fiscal year, we provided our named executive officers with the following forms of compensation:

Base salary. Base salary represents amounts paid during the fiscal year to named executive officers as direct guaranteed compensation under their employment agreements for their services to us.

Equity-based awards. Awards of restricted stock units, shares of restricted stock and stock options are made under our 2006 Equity Incentive Plan, which was approved by our stockholders in August 2006, or under other our other option plans depending upon the amount of equity to be granted under the respective plans. Shares of restricted stock were issued subject to a vesting schedule and cannot be sold until and to the extent the shares have vested. In 2007, we awarded shares of restricted stock to four of the named executive officers in connection with performance based incentive awards. While we have not formally adopted any policies with respect to cash versus equity components in the mix of executive compensation, we feel that it is important to provide for a compensation mix that allows for acquisition of a meaningful level of equity ownership by our named executive officers in order to help align their interests with those of our stockholders.

Cash bonuses. Two of our named executive officers in 2007 have a contractual right to receive a cash bonus, one based upon our performance, and the other a guaranteed amount.

Perquisites and other personal benefits. During 2007, our named executive officers received, to varying degrees, a limited amount of perquisites and other personal benefits that we paid on their behalf. These included, among other things:

•	payments of life insurance premiums; and

•	car allowances.

Objectives of Our Compensation Program

The compensation paid to our named executive officers is primarily structured into two broad categories:

•	base salary; and

•
incentive compensation, primarily in the form of equity-based awards under our various equity incentive and stock option plans; to a lesser degree, certain of our named executive officers also have received cash bonuses.

Our overall compensation program with respect to our named executive officers is designed to achieve the following objectives:

•	to attract, retain and motivate highly qualified executives through both short-term and long-term incentives that reward company and individual performance;

•	to emphasize equity-based compensation to more closely align the interests of executives with those of our stockholders;

•	to support and encourage our financial growth and development;

•	to motivate our named executive officers to continually provide excellent performance throughout the year;

•	to ensure continuity of services of named executive officers so that they will contribute to, and be a part of, our long-term success; and

•	to manage fixed compensation costs through the use of performance and equity-based compensation.

Determination of Compensation for Named Executive Officers

Compensation of chief executive officer. During 2007, the compensation of Mr. Cole, our chairman, president and chief executive officer was based on Mr. Cole’s employment agreement which expired on December 31, 2007 (the “prior employment agreement”) and the general principles of our executive compensation program. In determining the salary and other forms of compensation for Mr. Cole, the compensation committee took into consideration Mr. Cole’s contribution to our growth over the past several years under his leadership, and his substantial experience and performance in the industry in general and with us in particular. The compensation committee also considered the increased responsibilities of Mr. Cole as a result of our diversification and substantial growth experienced by our company during his tenure. The compensation committee believes that Mr. Cole’s compensation for 2007 as our principal executive officer reflects our performance during 2007 and his significant contributions to that performance.

On January 28, 2008, we entered into a new employment agreement with Mr. Cole, effective as of January 1, 2008. See “2008 Compensation Changes - New Employment Agreement with our Chief Executive Officer”.

Overall compensation program. Compensation of our executive officers, including the named executive officers, has been determined by the Board of Directors pursuant to recommendations made by the chief executive officer and the compensation committee, and in accordance with the terms of the respective employment agreements of certain executive officers in effect prior to the re-formation of the nominating/governance committee on December 13, 2006. The compensation committee is responsible for, among other things, reviewing and recommending approval of the compensation of our executive officers; administering our equity incentive and stock option plans; reviewing and making recommendations to the Board of Directors with respect to incentive compensation and equity incentive and stock option plans, evaluating our chief executive officer’s performance in light of corporate objectives, and setting our chief executive officer’s compensation based on the achievement of corporate objectives.

With respect to the named executive officers, their compensation is based upon what we believe is a competitive base salary in view of our recent change of business strategy and accelerated growth goals. In conjunction with our compensation committee, we have assessed our total compensation program, and its components, and believe that it operates well to serve both our goals and the current, short-term and long-term compensation needs of the executive officers. It is our intention to implement, subject to stockholder approval, a more structured bonus program for all our employees in conformance with Section 162(m), including our named executive officers based, in part, upon the achievement of performance goals.

Compensation amounts for named executive officers are determined according to the level of seniority and position of the named executive officer. Relatively greater emphasis is typically placed on the equity-based components of compensation so as to put a greater portion of total pay based on company and individual performance. We believe the combination of a competitive base compensation, coupled with an opportunity to significantly enhance overall individual compensation if individual and company performance warrant such enhancement, yields an attractive compensation program that facilitates our recruitment and retention of talented executive personnel.

The total compensation amount for our named executive officers is also established relative to officers at levels above and below them, which we believe rewards them for increased levels of knowledge, experience and responsibility.

Base salary. The base salary of each of our named executive officers is fixed pursuant to the terms of their respective employment agreements with us and, when a contract is up for, or otherwise considered for, renewal, upon a review of the executive’s abilities, experience and performance, as well as a review of salaries for executives in the marketplace for comparable positions at corporations which either compete with us in its business or of comparable size and scope of operations. The recommendations to the Board of Directors by the compensation committee (or, prior to its re-formation, the nominating/governance committee) with respect to base salary are based primarily on informal judgments reasonably believed to be in our best interests. In determining the base salaries of certain of our executives whose employment agreements were up for, or otherwise considered for, renewal, the nominating/governance considered our performance and growth plans. Base salaries are used to reward superior individual performance of each named executive officer on a day-to-day basis during the year, and to encourage them to perform at their highest levels. We also use our base salary as an incentive to attract top quality executives and other management employees from other companies. Moreover, base salary (and increases to base salary) are intended to recognize the overall experience, position within our company, and expected contributions of each named executive officer to us.

The following were contractual increases in the base salaries of our named executive officers from 2006 to 2007 as set forth on the table below:

Named Executive Officer	2006 Base Salary	2007 Base Salary	Change in Base Salary	Percentage of 2006 Base Salary
Neil Cole	$550,000	$600,000	$50,000	9%
David Conn	275,000	300,000	25,000	9%
Warren Clamen	275,000	300,000	25,000	9%
Andrew Tarshis	275,000	300,000	25,000	9%
Deborah Sorell Stehr	220,000	230,000	10,000	5%

Equity-based awards. We currently make equity awards to our named executive officers pursuant to our 2006 Equity Incentive Plan, which provides for awards in the form of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units including restricted stock units, and performance awards to eligible persons. The mix of cash and equity-based awards, as well as the types of equity-based awards, granted to our named executive officers varies from year to year. Consideration has been given to various factors, such as the relative merits of cash and equity as a device for retaining and motivating the named executive officers, the practices of other companies, individual performance, an individual’s pay relative to others, contractual commitments pursuant to employment or other agreements, and the value of already-outstanding grants of equity in determining the size and type of equity-based awards to each named executive officer.

All equity-based compensation we issued to our named executive officers in 2006 took the form of restricted stock and stock option grants. In prior years, we typically placed particular emphasis on the grant of stock options. In 2007, we continued to utilize restricted stock as a form of equity compensation primarily because of the increased stock-based compensation expense associated with stock options and similar instruments under SFAS 123(R). This accounting standard, which we adopted as of January 1, 2006, requires us to record as compensation expense the grant date fair value of a stock option over the life of the option.

As described above, we provide a substantial portion of named executive officer compensation in the form of equity awards because the compensation committee (and its predecessor, the nominating/governance committee) has determined that such awards serve to encourage our executives to create value for our company over the long-term, which aligns the interests of named executive officers with those of our stockholders.

Generally, we make three types of equity-based grants to our named executive officers:

•	initial grants when a named executive officer is hired;

•	annual performance based grants; and

•	retention grants, which are typically made in connection with employment agreement renewals.

An initial grant when an executive officer is hired or otherwise becomes a named executive officer serves to help us to recruit new executives and to reward existing officers upon promotion to higher levels of management. Because these initial grants are structured as an incentive for employment, the amount of these grants may vary from executive to executive depending on the particular circumstances of the named executive officer and are usually recommended by the chief executive officer and approved by the appropriate committee. While initial grants of equity awards have been made in prior years, no initial grants were awarded to any of our named executive officers in 2006. Annual, time-vested grants of equity awards, as well as retention grants made in connection with renewals of employment agreements are designed so as to compensate our named executive officers for their contributions to our long-term performance.

Generally, restricted stock and stock option awards granted to named executive officers as either initial or annual performance grants or in connection with employment agreement renewals vest in equal installments over the term of the agreement, or a period determined by the nominating/governance committee or compensation committee, typically beginning on the first anniversary of the date of grant. Restricted stock grants for 2007 were as follows: David Conn 4,967, Warren Clamen - 4,967, Andrew Tarshis 4,967, and Deborah Sorell Stehr 3,725 shares vesting over an 18-month period. The vesting date of a portion for each of Mr. Conn’s, Mr. Clamen’s, Mr. Tarshis’s, and Ms. Sorell Stehr’s shares was changed to vest simultaneously on January 1, 2008.

Cash bonuses. To the extent not covered by employment agreements with our executive officers, the compensation committee determines bonuses for our executive officers based on our overall performance, profitability, and other qualitative and quantitative measurements, including individual performance goals relating to our budget and financial objectives. In determining the amount of bonuses awarded, the compensation committee considers our revenues and profitability for the applicable period and each executive’s contribution to our success. Our chairman, president and chief executive officer has received a bonus for 2007 of $649,000, and one named executive officer received a $25,000 bonus, pursuant to the terms of his employment agreement with us.

Post-termination compensation. We have entered into employment agreements with each of the named executive officers. Each of these agreements provides for certain payments and other benefits if the executive’s employment terminates under certain circumstances, including, in the event of a “change in control”. See “Executive Compensation - Narrative to Summary Compensation Table and Plan-Based Awards Table - Employment Agreements" and “Executive Compensation - Potential Payments Upon Termination or Change in Control” for a description of the severance and change in control benefits.

Perquisites. The perquisites provided to some or all of our executive officers are described below. Perquisites are generally provided, as applicable, in accordance with the executives’ employment agreements. Below is a list of material perquisites, personal benefits and other items of compensation we provided to our named executive officers in 2007, the total amount of each such item paid to all named executive officers and an explanation as to why we chose to pay the item.

Perquisite, Other Benefit or Other Item of Compensation (1)	Aggregate Amount of This Perquisite Paid to All Named Executive Officers in 2007	Additional Explanation for Offering Certain Perquisites
Car allowances	$98,279
Serves to defray the cost of owning and operating an automobile predominantly used for business purposes; prevents us from having to own and maintain a fleet of automobiles and is a taxable benefit for the named executive officer.

Life insurance premiums	$21,420	Reduces risk to the beneficiaries of executives in the event of the death of the executive.

(1) Perquisites are generally granted as part of our executive recruitment and retention efforts.

Other matters. The compensation committee has not historically engaged consultants with respect to executive compensation matters. However, in 2007, the compensation committee engaged an outside consulting firm, Reda & Associates for advice in 2007 in connection with the negotiation of the new employment agreement for our chief executive officer, which agreement was entered into in January 2008. See “2008 Compensation Changes - New Employment Agreement with our Chief Executive Officer”. Reda & Associates has provided no other services to Iconix and has no other relationship or engagement with Iconix. The Board of Directors has not established a policy for the adjustment of any compensation award or payment if the relevant performance measures on which they are based are restated or adjusted. The Board has not established any security ownership guidelines for executive officers.

Tax Deductibility and Accounting Ramifications

The compensation committee generally takes into account the various tax and accounting ramifications of compensation paid to our executives. When determining amounts of equity-based grants to executives the compensation committee also considers the accounting expense associated with the grants.

Our 2006 Equity Incentive Plan and our other plans are intended to allow us to make awards to executive officers that are deductible under Section 162(m) of the Internal Revenue Code of 1986 (“Internal Revenue Code”), which otherwise sets limits on the tax deductibility of compensation paid to a company’s most highly compensated executive officers. The compensation committee will continue to seek ways to limit the impact of Section 162(m). However, the compensation committee also believes that the tax deduction limitation should not compromise our ability to maintain incentive programs that support the compensation objectives discussed above. Achieving these objectives and maintaining flexibility in this regard may therefore result in compensation that is not deductible by Iconix for federal income tax purposes.

Summary

In summary, we believe that our mix of salary, cash incentives for short-term and long-term performance and the potential for additional equity ownership in Iconix motivates our management to produce significant returns for our stockholders. Moreover, we also believe that our compensation program strikes an appropriate balance between the interests and needs of Iconix in operating and further developing our business and suitable compensation levels that can lead to the enhancement of stockholder value.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2007, none of our named executive officers served on the board of directors or the compensation committee of any other entity that has officers that serve on our Board of Directors or on our compensation committee. In addition, none of the members of our compensation committee were formerly, or during the year ended December 31, 2007, employed by us in the capacity as an officer.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis for the year ended December 31, 2007. Based on such reviews and discussions, the committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and in this proxy statement.

THE COMPENSATION COMMITTEE Mark Friedman, Chairperson Steven Mendelow Barry Emanuel F. Peter Cuneo

SUMMARY COMPENSATION TABLE

The following table includes information for 2006 and 2007 with respect to our named executive officers.

Name and Principal Position	Year	Salary ($)(a)	Bonus ($)(b)		Stock Awards ($)(c)	Option Awards ($)(d)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(f)	All Other Compensation ($)(g)		Total ($)(h)
Neil Cole	FY 2007	600,000	649,000		-	-	-	-	118,574	(1)	1,367,574
President and Chief Executive Officer	FY 2006	550,000	-	(2)	-	-	-	-	65,745		615,745
David Conn	FY 2007	290,625	25,000		66,667	-	-	-	18,000		400,292
Executive Vice President	FY 2006	265,486	50,000		-	-	-	-	18,000		333,486
Warren Clamen	FY 2007	279,167	-		166,667	-	-	-	18,000		463,834
Chief Financial Officer	FY 2006	243,250	25,000		16,667	-	-	-	18,000		302,917
Andrew Tarshis	FY 2007	281,250	-		166,664	-	-	-	18,000		465,914
Senior Vice President and General Counsel	FY 2006	239,819	-		24,999	-	-	-	18,000		282,818
Deborah Sorell Stehr	FY 2007	230,000	-		116,661	-	-	-	18,000		364,661
Senior Vice President - Business Affairs and Licensing	FY 2006	220,000	-		16,665	-	-	-	12,612		249,277

(a)	Salary includes, as applicable, base salary, pro-rated salaries for changes made to base salary during the year, as defined in the employment agreements.

(b)
Bonuses are discretionary, fixed incentive, and/or percentage incentive, as provided for in the applicable employment agreements. For the year ended December 31, 2007, Mr. Cole earned a bonus for reaching certain EBITDA targets which were determined pursuant to the terms of his prior employment agreement, and Mr. Conn received a bonus which was determined by his employment agreement. For the year ended December 31, 2006, Mr. Conn and Mr. Clamen each received bonuses, which were determined by their employment agreements.

(c)
The amounts shown in this column represent the dollar amounts recognized as an expense by us for financial statement reporting purposes in the years ended December 31, 2007 and 2006 with respect to shares of restricted stock as determined pursuant to SFAS 123(R). See Note 11 to Notes to the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2007 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to SFAS 123(R).

(d)	Option awards include, as applicable, Iconix options and equity-based compensation instruments that have option-like features. There were no such awards for the years ended December 31, 2007 and 2006.

(e)
Non-equity incentive plan compensation represents the dollar value of all amounts earned during the fiscal year pursuant to non-equity incentive plans. There was no such compensation for the years ended December 31, 2007 and 2006.

(f)
Change in pension value and non-qualified deferred compensation earnings represents the aggregate increase in actuarial value to the named executive officer of all defined benefit and actuarial plans accrued during the year and earnings on non-qualified deferred compensation. There are no defined benefit plans, actuarial plans, or non-qualified deferred compensation for the years ended December 31, 2007 and 2006.

(g)	All other compensation includes, as applicable, car allowances and life insurance premiums (see the list of perquisites above).

(h)	Total compensation represents all compensation from us earned by the named executive officer for the year.

(1)	Represents Company paid premiums on a life insurance policy for the benefit of the beneficiaries of Mr. Cole, as well as a car allowance.

(2)	Mr. Cole waived receipt of the bonus for 2006 he would have been entitled to under his prior employment agreement.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information for 2007 with respect to grants of awards to the named executive officers under our equity incentive and stock option plans.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) ($)	Closing Price of Common Stock Units on Date of Grant($)	Grant Date Fair Value of Stock and Option Awards
Neil Cole	-	-	-	-	-	-	-	-	-	-	-	-
David Conn	4/30/07	-	-	-	-	-	-	4,967	-	-	20.13	100,000
Warren Clamen	4/30/07	-	-	-	-	-	-	4,967	-	-	20.13	100,000
Andrew Tarshis	4/30/07	-	-	-	-	-	-	4,967	-	-	20.13	100,000
Deborah Sorell Stehr	4/30/07	-	-	-	-	-	-	3,725	-	-	20.13	75,000

NARRATIVE TO SUMMARY COMPENSATION TABLE AND PLAN-BASED AWARDS TABLE

Employment Agreements

The compensation committee determines the compensation, including related terms of employment agreements with us for those who have them, for each of the named executive officers.

Pursuant to his prior employment agreement (which expired on December 31, 2007 and has since been replaced by a new employment agreement - see “2008 Compensation Changes- New Employment Agreement with our Chief Executive Officer” and Note 20 of Notes to Consolidated Financial Statements of our Form 10-K for the fiscal year ended December 31, 2007) with us, Neil Cole, served as our President and Chief Executive Officer at an annualized base salary of $500,000 in 2005, $550,000 in 2006 and $600,000 in 2007. In addition, Mr. Cole's prior employment agreement provided for us to pay him additional salary of $250,000 in four equal installments during 2005, all of which was paid. Under the prior employment agreement, for each year in which we met at least 100% of targeted earnings before interest, taxes, depreciation and amortization of fixed assets and intangible assets, or EBITDA, as determined by its Board of Directors, Mr. Cole was also entitled to a bonus as follows: $100,000 for 2005, $150,000 for 2006 and $200,000 for 2007. Mr. Cole received the bonus for 2005 and 2007. In addition, Mr. Cole was entitled to receive a bonus equal to 5% of the amount, if any, by which our actual EBITDA for a fiscal year exceeded the greater of (a) the targeted EBITDA for that year, and (b) the highest amount of actual EBITDA previously achieved for a fiscal year during the term of his employment agreement, provided that prior negative EBITDA amounts would have reduced the actual EBITDA in the year for which the determination was made in determining whether and by how much the amounts set forth in (a) and (b) were exceeded. Mr. Cole was also entitled to customary benefits, including participation in management incentive and benefit plans, reimbursement for automobile expenses, reasonable travel and entertainment expenses and a life insurance policy benefiting his designated beneficiaries in the amount of $5,000,000. In addition, his employment agreement with us provided that, if, within twelve months of a “change in control,” Mr. Cole’s employment was terminated by us without “cause,” as such terms are defined in his employment agreement, we were obligated to make a lump-sum severance payment to him equal to $100 less than “three times his annualized includable compensation for the base period” (as defined in Section 280G of the Internal Revenue Code) reduced to the extent that this payment together with any other payment or benefit payable under the agreement constitutes an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code). Pursuant to that agreement, Mr. Cole was also granted immediately exercisable ten-year stock options to purchase 800,000 shares of our common stock at $4.62 per share. We had also agreed with Mr. Cole that, if we were sold and immediately thereafter Mr. Cole was no longer employed by us or our successor in the capacity in which he was employed prior to the sale, he would have been entitled to a payment equal to 5% of the sale price in the event that sale price was at least $5.00 per share or the equivalent thereof with respect to an asset sale, and Mr. Cole had agreed not to compete with us for a period of twelve months after any sale that would have resulted in such payment to him.

On April 17, 2004, we entered into an employment agreement, subsequently amended on December 29, 2005, with David Conn, which, as amended, provides for him to serve as our Executive Vice President of until May 18, 2008, subject to earlier termination as provided in the agreement. The amended agreement provides for Mr. Conn to receive an annualized base salary of: (i) $250,000 during the period December 29, 2005 until May 17, 2006; (ii) $275,000 during the period May 18, 2006 through May 17, 2007 and (iii) $300,000 during the period May 18, 2007 through May 17, 2008, as well as a guaranteed bonus of $25,000 per year, and a car allowance. He was also granted immediately exercisable ten-year stock options to purchase 100,000 shares of our common stock at $10.19 per share. In addition, his employment agreement with us provides that, if, within twelve months of a “change in control,” Mr. Conn's employment is terminated by us without “cause,” as such terms are defined in his employment agreement, we are obligated to make a lump-sum severance payment to him equal to $100 less than “three times his annualized includable compensation for the base period” (as defined in Section 280G of the Internal Revenue Code), reduced to the extent that this payment together with any other payment or benefit payable under the agreement constitutes an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code). One such benefit is the change in vesting of certain of the 4,967 shares of restricted stock awarded to him. His agreement with us also contains certain non-compete and non solicitation provisions.

Effective March 9, 2005, we entered into an employment agreement, subsequently amended on October 27, 2006, with Warren Clamen, which, as amended, provides for him to serve as our Chief Financial Officer until October 27, 2008, subject to earlier termination as specified in the agreement. The employment agreement provides for Mr. Clamen to receive a base salary of $275,000 per year for the year ending October 27, 2007 and no less than $300,000 for the year ending October 27, 2008, plus certain fringe benefits. In addition, he is eligible to participate in any executive bonus program that we have in effect during the term of his employment agreement. Pursuant to his employment agreement, in March 2005, we granted Mr. Clamen ten-year stock options to purchase 200,000 shares of our common stock at $5.06 per share, subject to earlier termination under certain conditions if Mr. Clamen ceases to be employed by us, half of which options vested immediately and the other half vested as of June 1, 2005. Pursuant to the amendment in October 2006, we also issued to Mr. Clamen 10,971 shares of our restricted common stock, which vest in two equal annual installments commencing on October 27, 2007. The amended agreement provides that if, within twelve months of a “change in control,” Mr. Clamen’s employment is terminated by us without “cause,” as such terms are defined in his employment agreement, we are obligated to make a lump-sum severance payment to him equal to $100 less than “three times his annualized includable compensation for the base period” (as defined in Section 280G of the Internal Revenue Code) reduced to the extent that this payment together with any other payment or benefit payable under the agreement constitutes an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code). One such benefit is the change in vesting of certain of the 15,938 shares of restricted stock awarded to him. His employment agreement also provides for Mr. Clamen to receive certain severance payments if we terminate the agreement other than for “cause” as defined in the agreement.

On September 22, 2006, we entered into a new employment agreement with Andrew Tarshis, which provides for him to serve as our Senior Vice President and General Counsel until September 22, 2009 and provides for him to receive an annual base salary of no less than $275,000 during the first year of the term and $300,000 during the second and third years of the term. Pursuant to his employment agreement, we also issued to Mr. Tarshis 18,461 shares of our restricted common stock, which vest in three equal annual installments commencing on the first year anniversary of the agreement. Under the agreement, Mr. Tarshis is also eligible for a bonus consistent with other executive officers, as well as customary benefits, including participation in management incentive and benefit plans, a monthly car allowance of $1,500 and reasonable business related travel and entertainment expenses. In addition, his employment agreement with us provides that, if, within twelve months of a “change in control,” Mr. Tarshis’s employment is terminated by us without “cause” or Mr. Tarshis terminates his employment with us for “good reason,” as all such terms are defined in his employment agreement, we are obligated to make a lump-sum severance payment to him equal to $100 less than three times his “annualized includable compensation for the base period” (as defined in Section 280G of the Internal Revenue Code), reduced to the extent that this payment together with any other payment or benefit payable under the agreement constitutes an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code). One such benefit is the change in vesting of certain of the 17,274 shares of restricted stock awarded to him. His agreement with us also contains certain non-compete and non-solicitation provisions.

On October 28, 2005, we entered into an employment agreement, subsequently amended on September 22, 2006, with Deborah Sorell Stehr, which, as amended, provides for her to serve as our Senior Vice President—Business Affairs and Licensing until December 31, 2008 and provides for her to receive a base salary for performance based upon a four-day work week, as follows: (a) during the period from January 1, 2006 through December 31, 2006, at the annual rate of not less than $220,000, (b) during the period from January 1, 2007 through December 31, 2007, at an annual rate of not less than $230,000, and (c) during the period from January 1, 2008 through December 31, 2008 at the annual rate of not less than $250,000. Pursuant to her employment agreement, in October 2005, we granted Ms. Stehr immediately exercisable ten-year stock options to purchase 60,000 shares of our common stock at $8.03 per share, and, pursuant to its amendment, in September 2006 we also issued to Ms. Stehr 9,230 shares of our restricted common stock, which vest in two equal annual installments commencing on December 31, 2007. Under the amended agreement, Ms. Stehr remains eligible for a bonus consistent with other executive officers, as well as customary benefits, including participation in management incentive and benefit plans, a monthly car allowance of $1,500 and reasonable travel and entertainment expenses. Her employment agreement with us provides that, if, within twelve months of a “change in control,” Ms. Stehr’s employment is terminated by us without “cause” or Ms. Stehr terminates her employment with us for “good reason,” as all such terms are defined in her employment agreement, we are obligated to make a lump-sum severance payment to her equal to $100 less than three times her “annualized includable compensation for the base period” (as defined in Section 280G of the Internal Revenue Code) reduced to the extent that this payment together with any other payment or benefit payable under the agreement constitutes an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code). One such benefit is the change in vesting of  certain of the 12,955 shares of restricted stock awarded to her.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information with respect to outstanding equity-based awards at December 31, 2007 for our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (a)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Vesting Date of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Neil Cole	10,000 650,000 84,583 84,583 84,583 25,000 321,625 260,500 76,500 273,500 600,000 15,000 800,000 200,000	- - - - - - - - - - - - - -	- - - - - - - - - - - - - -	3.50 3.50 3.50 3.50 3.50 0.97 1.13 1.25 2.30 2.30 2.75 4.41 4.62 10.00	12/11/08 10/14/08 03/09/08 03/09/08 03/09/08 02/01/10 07/18/10 08/18/10 10/26/11 10/26/11 04/23/12 05/22/12 03/29/15 12/28/15	- - - - - - - - - - - - - -		- - - - - - - - - - - - - -	- - - - - - - - - - - - - -	- - - - - - - - - - - - - -

David Conn	50,000 50,000 25,000 100,000	- - - -	- - - -	4.82 6.40 10.00 10.19	05/24/15 06/14/15 12/28/15 12/28/15	4,967 - - -	1/1/08	97,651 - - -	- - - -	- - - -

Warren Clamen	60,000 50,000	- -	- -	5.06 10.00	03/09/15 12/28/15	5,486 5,485 4,967	1/1/08 10/27/08 1/1/08	107,855 107,835 97,651	- -	- -

Andrew Tarshis	10,000	-	-	8.81	07/22/15	6,154 6,153 4,967	9/22/08 9/22/09 1/1/08	120,988 120,968 97,651	-	-

Deborah Sorell Stehr	15,000 60,000 50,000	- - -	- - -	4.82 8.03 10.00	05/24/15 10/28/15 12/28/15	4,615 4,615 3,725	1/1/08 12/31/08 1/1/08	90,731 90,731 73,234	- - -	- - -

Grant dates and vesting dates for all outstanding equity awards at December 31, 2007 are as follows:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Grant Date	Vesting Date
Neil Cole	10,000 650,000 84,583 84,583 84,583 25,000 321,625 260,500 76,500 273,500 600,000 15,000 800,000 200,000	12/11/98 12/11/98 12/11/98 12/11/98 12/11/98 02/01/00 07/18/00 08/18/00 10/26/01 10/26/01 04/23/02 05/22/02 03/29/05 12/28/05	12/11/98 12/11/98 12/11/98 12/11/98 12/11/98 02/01/00 07/18/00 08/18/00 10/26/01 10/26/01 04/23/02 05/22/02 03/29/05 12/28/05

David Conn	50,000 50,000 25,000 100,000	05/24/05 06/14/05 12/28/05 12/29/05	05/24/05 12/19/05 12/28/05 12/29/05

Warren Clamen	60,000 50,000	03/09/05 12/28/05	06/01/05 12/28/05

Andrew Tarshis	10,000	07/22/05	07/22/05

Deborah Sorell Stehr	15,000 60,000 50,000	05/24/05 10/28/05 12/28/05	05/24/05 10/28/05 12/28/05

OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information regarding exercise of options and vesting of restricted stock held by the named executive officers during the year ended December 31, 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (a)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Neil Cole	-	-	-	-

David Conn	50,000 50,000	1,020,280 1,014,895	-	-

Warren Clamen	80,000	1,427,617	-	-

Andrew Tarshis	50,000 40,000	559,604 544,092	6,154 -	140,927 -

Deborah Sorell Stehr	100,000	1,677,154	-	-

(a) Included in this column is the aggregate dollar amount realized by the named executive officer upon exercise of the options.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

As noted under “- Narrative to Summary Compensation Table-and Plan-Based Awards Table - Employment Agreements”, we have entered into employment agreements with each of our named executive officers. These agreements provide for certain payments and other benefits if a named executive officer’s employment with us is terminated under circumstances specified in his or her respective agreement, including a “change in control” of the Company. A named executive officer’s rights upon the termination of his or her employment will depend upon the circumstances of the termination.

The receipt of the payments and benefits to the named executive officers under their employment agreements are generally conditioned upon their complying with customary non-solicitation, non-competition, confidentiality, non-interference and non-disparagement provisions. By the terms of such agreements, the executives acknowledge that a breach of some or all of the covenants described herein will entitle us to injunctive relief restraining the commission or continuance of any such breach, in addition to any other available remedies.

The following table provides the term of such covenants following the termination of employment as it relates to each named executive officer:

Covenant	Neil Cole	David Conn	Warren Clamen	Deborah Sorell Stehr	Andrew Tarshis
Confidentiality	Infinite duration	Infinite duration for trade secrets and two years otherwise	Infinite duration	None	Infinite duration

Non-solicitation	Two Years	Two Years	None	None	One Year

Non-competition	One Year	Two Years	None	None	One Year

Non-interference	Two Years	Two Years	None	None	One Year

Non-disparagement	Five years	None	None	None	None

Termination Payments (without a change in control)

The table below includes a description and the amount of estimated payments and benefits that would be provided by us (or our successor) to each of the named executive officers under each employment agreement, assuming that a termination circumstance occurred as of December 31, 2007 and a “change in control” had not occurred:

		Estimated Amount of Termination Payment To:
Type of Payment	Termination Event	Neil Cole(1)		David Conn	Warren Clamen		Deborah Sorell Stehr		Andrew Tarshis
Payment of accrued but unused vacation time (2)	Termination for Cause, death or disability	None		None	None		None		None
Lump Sum Severance Payment	Termination without Cause or by executive for Good Reason	$600,000	(3)	$114,167	$300,000	(4)	None		$517,500
Pro rata portion of Bonuses	Varies	None		None	None		None		None
Continued coverage under medical, dental, hospitalization and life insurance plans	Death, termination without Cause, or termination by executive for Good Reason	None		None	None		3 months	(5)	None

(1)
Upon Mr. Cole's termination without “cause” by us or for “good reason” by Mr. Cole, we are obligated to pay Mr. Cole's indemnity payments and legal fees incurred by him as a result of his termination. Our possible range of payments is not determinable at this time.

(2)	Vacation time accrued but not taken for each executive was assumed to have been fully used up at year-end 2007.

(3)	Payable in monthly installments, not in a lump sum.

(4)	Only payable upon termination by us without cause.

(5)	Three months of continued health and medical benefits upon termination for cause or upon death or disability.

Change in Control Payments

The prior employment agreement with Mr. Cole provided that, if, within twelve months of a “change in control,” his employment was terminated by us without “cause” or he terminated his employment with us for “good reason,” as all such terms are defined in his employment agreement, we were obligated to make a lump-sum severance payment to Mr. Cole equal to $100 less than three times his “annualized includable compensation for the base period” (as defined in Section 280G of the Internal Revenue Code).

The employment agreements with Ms. Sorell Stehr and Mr. Tarshis also provide that, if, within twelve months of a “change in control,” their employment is terminated by us without “cause” or they terminate their employment with us for “good reason,” as all such terms are defined in each employment agreement, we are obligated to make a lump-sum severance payment to each such named executive officer equal to $100 less than three times the named executive officer’s “annualized includable compensation for the base period” (as defined in Section 280G of the Internal Revenue Code).

The employment agreements (as amended) with Mr. Clamen and Mr. Conn also provide that, if, within twelve months of a “change in control,” their employment is terminated by us without “cause” as all such terms are defined in each employment agreement, we are obligated to make a lump-sum severance payment to each such named executive officer equal to $100 less than three times the named executive officer’s “annualized includable compensation for the base period” (as defined in Section 280G of the Internal Revenue Code).

Under the circumstances described above, all of the named executive officers are entitled to an accelerated vesting and payment of stock options and restricted stock awards granted to that named executive officer. However, the sum of any lump sum payments, the value of any accelerated vesting of stock options and restricted stock awards, and the value of any other benefits payable to the named executive officer may not equal or exceed an amount that would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code).

The following table quantifies the estimated maximum amount of payments and benefits under our employment agreements and agreements relating to awards granted under our equity incentive and stock option plans to which the named executive officers would be entitled upon termination of employment if we terminated their employment without cause within twelve (12) months following a “change in control” of our Company that (by assumption) occurred on December 31, 2007.

Name	Cash Severance Payment ($)(1)	Continuation of Medical/Welfare Benefits (Present Value) ($)	Value of Accelerated Vesting of Equity Awards ($) (2)	Total Termination Benefits ($)
Neil Cole	5,134,829	-	-	5,134,829
David Conn	2,258,626	-	12	2,258,638
Warren Clamen	1,895,102	-	13,711	1,908,812
Andrew Tarshis	1,711,749	-	14,951	1,726,700
Deborah Sorell Stehr	1,170,877	-	46,993	1,217,869

(1)
Mr. Clamen, Mr. Tarshis and Ms. Sorell Stehr may be entitled to additional payments of $13,612, $14,852 and $46,894, respectively, to the extent that values of at least those amounts are ascribed to any post-termination obligations set forth in their respective employment agreements.

(2)	This amount represents the unrealized value of the unvested portion of the respective named executive officer’s restricted stock based upon the closing price of our common stock on December 31, 2007.

(3)
Under a prior non-competition and non-solicitation agreement, which terminated in January 2008, Mr. Cole would have been entitled, under certain circumstances, to a payment upon the sale of our Company equal to 5% of the sale price (in the event that sale price was at least $5.00 per share or the equivalent thereof with respect to an asset sale). Assuming that all of the common stock of our Company had been purchased for the closing price as of December 31, 2007 ($19.66 per share), Mr. Cole would have been entitled to a payment of $56,278,716 based upon our Company having approximately 57,252,000 shares outstanding as of December 31, 2007.

2008 Compensation Changes- New Employment Agreement with our Chief Executive Officer

On January 28, 2008, we entered into a new, five-year (subject to a one-year extension) employment agreement (the “new employment agreement”), effective as of January 1, 2008, with Neil Cole, chairman of the board, president and chief executive officer, which replaced his prior employment agreement that expired on December 31, 2007. The new employment agreement also superseded and terminated the prior non-competition and non-solicitation agreement between us and Mr. Cole, which, among other things, provided for him to receive 5% of the sale price upon a sale of our Company under certain circumstances.

Consistent with our philosophy on executive compensation, Mr. Cole’s new employment agreement reflects a substantial portion of his compensation in the form of long-term equity incentives, including performance stock incentives that vest upon the achievement of specific metrics defined in the agreement, particularly, growth in EBITDA, market capitalization and stock price as measured by targets to be established and certified by the compensation committee.

As described above, in connection with the negotiation of the new employment agreement with Mr. Cole, the compensation committee retained Reda & Associates, as its outside compensation consulting firm to provide advice. In assisting the compensation committee, Reda & Associates performed market research as to compensation levels in similarly capitalized companies in the industry, as well as companies that had achieved similar growth. Reda & Associates also familiarized itself with the circumstances surrounding Mr. Cole’s expiring contract and separate non-competition and non-solicitation agreement, which provided Mr. Cole with 5% of the proceeds upon a sale of the Company under certain circumstances. As various aspects of our business, operations and management are unique, the compensation committee utilized the Reda & Associates research as one resource, rather than a stand-alone tool, in assessing the appropriate level of compensation and other terms under Mr. Cole’s new employment agreement.

Under his new employment agreement, Mr. Cole is entitled to an annual base salary of $1,000,000 and received a signing bonus of $500,000, which is repayable in full or on a pro rata basis under certain circumstances.

Pursuant to the terms of the new employment agreement, on February 19, 2008, Mr. Cole also was granted time-vested restricted common stock units with a fair market value (as defined in the new employment agreement) of $24,000,000 (1,181,684 units) and 571,150 performance-based restricted common stock units with a fair market value (as defined in the new employment agreement) on that date of approximately $11,600,000. The restricted stock units will vest in five substantially equal annual installments commencing on December 31, 2008, subject to Mr. Cole’s continuous employment with us on the applicable vesting date, and the performance stock units will be subject to vesting based on our achievement of certain designated performance goals. Both grants are subject to forfeiture upon the termination of Mr. Cole’s employment under certain circumstances. In addition, Mr. Cole’s ability to sell or otherwise transfer the common stock underlying the restricted stock units and the performance stock units while he is employed by us is subject to certain restrictions. The grant of 216,639 additional performance stock units and the common stock issuable thereunder is subject to stockholder approval of either an increase in the number of shares of common stock available for issuance under our 2006 Equity Incentive Plan (See Proposal II) or another incentive plan that would cover such grants. Mr. Cole will also be entitled to various benefits, including benefits available to our other senior executives and certain automobile, air travel and life insurance benefits.

In addition to his salary and benefits, Mr. Cole is eligible to receive an annual cash bonus for each completed calendar year provided we establish (subject to shareholder approval) an incentive bonus plan intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code (See Proposal III), including as a performance goal thereunder the targets specified in the employment agreement. The bonus shall be a percentage of the base salary determined based on the level of our consolidated earnings before interest, taxes, depreciation and amortization of fixed assets and intangible assets achieved for such year against a target level established for such year by the compensation committee of the Board, in its sole discretion, but with prior consultation with Mr. Cole, as follows:

Annual Level of Targeted EBITDA Achieved	% of Base Salary
less than 80%	0%
80% (threshold)	50%
90%	75%
100% (target)	100%
105%	110%
110%	122.50%
115%	135%
120% or more (maximum)	150%

Mr. Cole’s annual bonus, if earned, will be paid in a lump sum cash payment in the calendar year following the calendar year for which it is earned.

Under Mr. Cole’s new employment agreement, if we terminate Mr. Cole’s employment for “cause” or by Mr. Cole without “good reason”, he will receive his earned and/or accrued and unpaid compensation, other than any bonus compensation, then due to him and shares of common stock in respect of any of his already vested restricted stock. If we terminate Mr. Cole’s employment without cause or by him for good reason, he will receive, in addition to the foregoing, an amount equal to two times his base salary then in effect plus any previously earned but unpaid annual bonus for a prior fiscal year and a pro-rata annual bonus for the year of termination, and, if such termination or resignation occurs prior to January 1, 2011, two times the average of the annual bonus amounts he received for the two prior completed fiscal years. In addition, that portion of his performance stock units subject to vesting in the year of termination based on performance goals achieved as of the date of termination, and 75% of his unvested restricted stock units, will vest. If his employment is terminated by us without cause or by him for good reason within 12 months of a change in control, the amount of his base salary-related payment will increase to three times, instead of two times, his base salary then in effect and that portion of his performance stock units that would vest in the year of termination or in the future based on performance goals achieved as of the date of the change of control, and all of his unvested restricted stock units, will vest, and if such change in control occurs prior to January 1, 2011, he will also receive three times the average of the annual bonus amounts he received for the three prior completed fiscal years.

If Mr. Cole’s employment terminates as a result of his disability or death, he or his estate will be entitled to any previously earned and unpaid compensation then due to him. In addition, certain of his restricted stock will vest.

The new employment agreement with Mr. Cole also contains certain non-competition and non-solicitation covenants restricting such activities for periods equal to the term of the agreement and any renewal period plus one and two years, respectively, after the agreement is terminated for any reason.

VOTING SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding beneficial ownership of our common stock as of the Record Date by each of our directors and our named executive officers, all of our executive officers and directors, as a group, and each person known by us to beneficially hold five percent or more of our common stock, based on information obtained from such persons.

Unless indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all securities beneficially owned, subject to community property laws where applicable. The shares “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, shares of our common stock underlying options, warrants, restricted stock units and other convertible securities that are exercisable or convertible within 60 days of the Record Date and shares of our common stock underlying restricted stock awards that vest within 60 days of the Record Date are deemed to be beneficially owned by the person holding such securities and to be outstanding for purposes of determining such holder’s percentage ownership. Shares of common stock subject to options, warrants, restricted stock units or other convertible securities that are not exercisable or convertible and restricted stock awards that do not vest within 60 days from the Record Date are not included in the table below as “beneficially owned”. The same securities may be beneficially owned by more than one person.

Percentage ownership is based on 57,643,175 shares of our common stock outstanding as of the Record Date. The address for each beneficial owner, unless otherwise noted, is c/o Iconix Brand Group, Inc. at 1450 Broadway, New York, New York 10018.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Company’s Outstanding Common stock Beneficially Owned
Neil Cole	3,291,581	(1)	5.4%
David Conn	227,401	(2)	*
Warren Clamen	115,354	(3)	*
Andrew Tarshis	12,699	(4)	*
Deborah Sorell Stehr	129,717	(5)	*
Barry Emanuel	247,853	(6)	*
Steven Mendelow	292,688	(7)	*
Drew Cohen	63,382	(8)	*
F. Peter Cuneo	60,000		*
Mark Friedman	22,364		*
James A. Marcum	14,544		*
Fred Alger Management, Inc.
Fred M. Alger III Alger Associates 111 Fifth Avenue New York, New York 10003	5,247,000	(9)	9.1%
Baron Capital Group, LP Luxor Management, LLC Christian Leone 767 Fifth Avenue New York, NY 10153	3,250,000	(10)	5.6%
All directors and executive officers as a group (11 persons)	4,477,583	(11)	7.2%

*Less than 1%

(1)
Includes 3,232,126 shares of common stock issuable upon exercise of options and 20,000 shares of common stock owned by Mr. Cole’s children. Does not include shares held in Mr. Cole’s account under our 401(k) savings plan over which he has no current voting or investment power.

(2)	Includes 225,000 shares of common stock issuable upon exercise of options.

(3)	Includes 110,000 shares of common stock issuable upon exercise of options.

(4)	Includes 10,000 shares of common stock issuable upon exercise of options.

(5)
Includes 125,000 shares of common stock issuable upon exercise of options. Does not include shares held in Ms. Sorell Stehr’s account under our 401(k) savings plan over which she has no current voting or investment power.

(6)	Includes 241,173 shares of common stock issuable upon exercise of options.

(7)
Includes 200,250 shares of common stock issuable upon exercise of options and 60,750 shares of common stock owned by C&P Associates, with which Mr. Mendelow and his wife are affiliated and over whose securities they exercise shared voting and investment control.

(8)	Includes 50,000 shares of common stock issuable upon exercise of options.

(9)	Based on a Schedule 13G filed by Fred Alger Management, Inc. and Alger Associates, Incorporated on January 15, 2008.

(10)
Baron Capital Group, Inc. (“BCG”) is deemed to have beneficial ownership of these shares, which are held by BCG or entities that it controls. BCG disclaims beneficial ownership of the shares held by its controlled entities (or the investment advisory clients thereof) to the extent that persons other than BCG hold such shares. The information provided is based upon a Schedule 13G filed February 14, 2008, by BCG and its affiliates: Bamco, Inc.; Baron Small Cap Fund; and Ronald Baron.

(11)	Includes 4,193,549 shares of common stock issuable upon exercise of options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to its charter, our audit committee must review and approve, where appropriate, all related party transactions.

On May 1, 2003, we granted Kenneth Cole Productions, Inc. the exclusive worldwide license to design, manufacture, sell, distribute and market footwear under its Bongo brand. The chief executive officer and chairman of Kenneth Cole Productions is Kenneth Cole, who is the brother of Neil Cole, our Chief Executive Officer and President. During the fiscal years ended December 31, 2007 and 2006, we received $0.7 million and $1.4 million in royalties from Kenneth Cole Productions, respectively

The Candie's Foundation, a charitable foundation founded by Neil Cole for the purpose of raising national awareness about the consequences of teenage pregnancy, owed us $434,000 at December 31, 2007. The Candie's Foundation will pay-off the entire borrowing from us in 2008 although additional advances will be made as and when necessary. Mr. Cole's wife, Elizabeth Cole, performs services for the foundation but without compensation.

AUDIT COMMITTEE REPORT

In 2008, the audit committee met with management and representatives of our independent auditors, BDO Seidman, LLP to review and discuss the audit procedures and timing of the audit and discussed the 2007 audited financial statements. In addition, the audit committee meets with management and representatives of BDO Seidman, LLP on a quarterly basis. The audit committee also conducted discussions with BDO Seidman, LLP, regarding the matters required by the Statement on Auditing Standards No. 61, as amended. As required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” the audit committee has discussed with and received the required written disclosures and confirming letter from BDO Seidman, LLP regarding its independence and has discussed with BDO Seidman, LLP its independence. Based upon the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007.

THE AUDIT COMMITTEE
Steven Mendelow, Chairperson
Drew Cohen
F. Peter Cuneo
James A. Marcum

PROPOSAL II

APPROVAL OF AMENDMENT TO OUR 2006 EQUITY INCENTIVE PLAN

Proposed Amendment

Subject to stockholder approval, our Board of Directors has approved an amendment to our 2006 Equity Incentive Plan (the “2006 Plan”) to increase the number of shares of our common stock authorized to be issued under the 2006 Plan by 1.5 million shares. The 2006 Plan was originally approved by our stockholders in August 2006.

The Company currently provides stock based compensation in the form of restricted stock awards and other stock-based awards under the 2006 Plan and option grants under the Company’s 2006 Plan and its stock option plans (collectively, the “Plans”) to employees, non-employee directors and consultants. As of the Record Date, there were 2,560,579 shares of common stock remaining available for future grants of stock options under the Plans and no shares of common stock available for restricted stock and other stock-based awards under the Plans and an aggregate of 6,670,121 shares of common stock subject to outstanding options and unvested restricted stock and other unvested stock-based awards under the Plans.

Reason for the Proposed Amendment

The Board of Directors believes that options and other awards granted under the 2006 Plan have contributed significantly to the success of the Company by enabling the Company to attract and retain the services of employees, including executive officers, directors, consultants and advisors of exceptional ability. Because the success of the Company is largely dependent upon the judgment, interest and special efforts of these employees, directors, consultants and advisors, the Company endeavors to continue to provide stock based incentive awards to recruit, motivate and retain these individuals. In this regard, pursuant to the terms of the new employment agreement the Company entered into on January 28, 2008 with its chairman of the board, president and chief executive officer, Neil Cole, on February 19, 2008, Mr. Cole was granted 1,181,684 time-vested restricted common stock units (the “RSUs”) under the 2006 Plan and 571,150 performance-based restricted common stock units (the “PSUs”) under the 2006 Plan. Under the employment agreement Mr. Cole will be granted an additional 216,639 PSUs under the 2006 Plan if this proposal to increase the number of shares of common stock under the 2006 Plan is approved. The RSUs will vest in five substantially equal annual installments commencing on December 31, 2008, subject to Mr. Cole’s continuous employment with the Company on the applicable vesting date, and the PSUs will be subject to vesting based on the Company’s achievement of certain designated performance goals. Both the RSUs and PSUs are subject to forfeiture upon the termination of Mr. Cole’s employment under certain circumstances.

If the proposal to amend the 2006 Plan is approved, it would also allow the Company to make awards to employees, directors, consultants and advisors of the Company and any entity in which the Company owns, directly or indirectly, 50% or more of the outstanding capital stock as determined by aggregate voting rights or other voting interests (“Affiliates”) and others who are in a position to make contributions to the Company and its Affiliates of up to an additional 1.5 million shares of common stock. As of the date of this proxy statement there were 94 employees of the Company and its Affiliates eligible to participate in the 2006 Plan.

The summary description set forth below of the principal features of the 2006 Plan is qualified in its entirety by the language in the 2006 Plan, which, as proposed to be amended, is attached as Annex A to this Proxy Statement. Stockholders should read the 2006 Plan, as proposed to be amended, in its entirety.

Description of the 2006 Plan

The 2006 Plan is intended to advance the interests of the Company and its stockholders by providing for the grant of stock-based and other incentive awards to enhance the Company’s ability to attract and retain employees, including executive officers, directors, consultants, advisors and others who are in a position to make contributions to the success of the Company and encourage such persons to take into account the long-term interests of the Company and its stockholders through ownership of common stock or securities with value tied to common stock. To achieve this purpose, the 2006 Plan allows the flexibility to grant or award stock options, stock appreciation rights (“SARs”), restricted stock, unrestricted stock, stock units including restricted stock units and performance awards to eligible persons.

Administration

The 2006 Plan provides that it is administered by a committee of the Board of Directors appointed by the Board and that the committee must be comprised of two or more members of the Board, each of whom satisfies independence criteria of the applicable listing standards of the securities exchange or quotation system on which its common equity securities are listed for trading and is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Currently, the compensation committee administers the 2006 Plan. Each member of the committee is a director, but not an employee, of the Company.

The compensation committee has discretionary authority to operate, manage and administer the 2006 Plan in accordance with its terms. The committee determines participants who will be granted awards under the 2006 Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements representing awards. The committee is authorized to establish, administer and waive terms, conditions and performance goals of outstanding awards and to accelerate the vesting or exercisability of awards, in each case, subject to limitations contained in the 2006 Plan. In the case of any award intended to be eligible for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code, the committee will exercise its discretion consistent with qualifying the award for that exception. The compensation committee interprets the 2006 Plan and award agreements and has the authority to correct any defects, supply any omissions and reconcile any inconsistencies in the 2006 Plan and/or any award agreements. The committee’s decisions and actions concerning the 2006 Plan are final and conclusive. Within the limitations of the 2006 Plan and applicable law, the compensation committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157(c) of the Delaware General Corporation Law (other than to officers or directors of the Company); (iii) to one or more officers of the Company the authority to allocate other awards among such persons (other than officers or directors of the Company) eligible to receive awards under the 2006 Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in (iii) the compensation committee (or a properly delegated member or members of such committee ) will have authorized the issuance of a specified number of shares of common stock under such awards and will have specified the consideration, if any, to be paid therefor; and (iv) to such employees or other persons as it determines such ministerial tasks as it deems appropriate. References to Administrator in this summary of the principal features of the 2006 Plan mean the compensation committee and persons delegated responsibilities under the 2006 Plan.

Limits on Awards

The maximum number of shares of common stock that currently may be issued under the 2006 Plan may not exceed, in the aggregate 2,000,000 shares and would increase to 3,500,000 shares if this proposal to amend the 2006 Plan is approved. Of the aggregate number of shares eligible for issuance under the 2006 Plan, the number of shares of common stock that may be issued pursuant to incentive stock options (“ISOs”) is 500,000. The shares of common stock that may be issued under the 2006 Plan will be either authorized and unissued shares or previously issued shares that have been reacquired and are held as treasury stock. The 2006 Plan provides that for purposes of determining the number of shares of common stock available for delivery under the 2006 Plan, (a) when a SAR is exercised, the full number of shares covered by the exercised portion of the SAR will be deducted from the shares available for delivery under the 2006 Plan, if the SAR is settled in shares and (b) any shares subject to an award or portion of an award that is terminated, surrendered or cancelled will be available for future awards under the 2006 Plan; however, shares used to pay the exercise price or required tax withholding for an award under the 2006 Plan will not be available for future awards under the 2006 Plan. To the extent consistent with Section 422 of the Internal Revenue Code, the Company or a subsidiary acquires or combines with another company, any awards that may be granted under the 2006 Plan in substitution or exchange for outstanding stock options or other awards of the other company will not reduce the shares available for issuance under the 2006 Plan. Common stock delivered by the Company under the 2006 Plan may be authorized but unissued common stock or previously issued common stock acquired by the Company. No fractional shares of common stock will be delivered under the 2006 Plan.

Participation

The Administrator may grant awards under the 2006 Plan to employees, directors, consultants and advisors of the Company and its Affiliates (“Participants”). However, only employees of the Company and its subsidiaries are eligible to receive ISOs under the 2006 Plan.

Rules Applicable to Awards Granted Under the 2006 Plan

The Administrator determines the terms of all awards, subject to the limitations provided under the 2006 Plan. All awards are evidenced by an agreement approved by the Administrator. By accepting any award granted under the 2006 Plan, the Participant agrees to the terms of the award and the 2006 Plan. Notwithstanding any provision of the 2006 Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified under the 2006 Plan, as determined by the Administrator.

•
Term of the 2006 Plan. The 2006 Plan will continue in effect until all shares of the common stock available under the 2006 Plan are delivered and all restrictions on those shares have lapsed, unless the 2006 Plan is terminated earlier by the Administrator. No awards may be made after July 17, 2016, but previously granted awards may continue beyond that date in accordance with their terms.

•
Transferability. ISOs and other awards under the 2006 Plan generally may not be sold or otherwise transferred except by will or the laws of descent and distribution or the designated beneficiary of a deceased Participant. During the Participant’s lifetime the Administrator may permit awards other than ISOs and any related SARs to be transferred. In no event may awards be transferred for consideration.

•	Dividend Equivalents. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to common stock subject to an award.

•
Section 409A of the Internal Revenue Code. Awards under the 2006 Plan are intended either to be exempt from the rules of Section 409A of the Internal Revenue Code or to satisfy those rules and shall be construed accordingly. If any provision of the 2006 Plan or an award agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Internal Revenue Code or could cause an award to be subject to the interest and penalties under Section 409A of the Internal Revenue Code, such provision of the 2006 Plan or award will be modified to maintain, to the maximum extent possible, the original intent of the applicable provision without violating the provisions of Section 409A of the Internal Revenue Code. Notwithstanding any provisions of the 2006 Plan or any award granted there under to the contrary, no acceleration may occur with respect to any award to the extent such acceleration would cause the 2006 Plan or an award granted there under to fail to comply with Section 409A of the Internal Revenue Code. Additionally, notwithstanding any provisions of the 2006 Plan or an applicable award agreement to the contrary, no payment shall be made with respect to any award granted under the 2006 Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Internal Revenue Code) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Internal Revenue Code.

Stock Options and SARs

A stock option is the right to purchase a specified number of shares of common stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2006 Plan. SARs may be granted under the 2006 Plan alone or together with specific stock options granted under the 2006 Plan. SARs are awards that, upon their exercise, give a Participant the right to receive from the Company an amount equal to (1) the number of shares for which the SAR is exercised, multiplied by (2) the excess of the fair market value of a share of the common stock on the exercise date over the grant price of the SAR.

•
Duration of Options and SARs. The latest date on which an option or a SAR may be exercised will be the tenth anniversary of the date the option (fifth anniversary in the case of an ISO granted to a ten percent stockholder within the meaning of Section 422(b)(6) of the Internal Revenue Code) or SAR was granted, or such earlier date as may have been specified by the Administrator at the time the option or SAR was granted.

•
Vesting. The Administrator shall fix the term during which each stock option or SAR may be exercised, but no stock option or SAR shall be exercisable after the tenth anniversary of its date of grant. Except as otherwise provided in the 2006 Plan or as expressly provided in an award agreement or an employment agreement that provides for a grant to the employee of options under the 2006 Plan, one-fifth of each award of stock options or SARs will become exercisable upon one-year from the date of grant with the remaining portion of the award becoming exercisable in equal installments commencing on the second, third, fourth and fifth one year anniversaries of the date of grant. The Administrator may accelerate vesting of stock options and SARs.

•
Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, an award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by a payment required under the award.

•
Exercise Price. The exercise price (or in the case of a SAR, the base price above which appreciation is to be measured) of each award requiring exercise shall be 100% (in the case of an ISO granted to a ten percent stockholder within the meaning of Section 422(b)(6) of the Code, 110%) of the fair market value of the common stock subject to the award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant.

•
Payment of Exercise Price. The exercise price of any award granted under the 2006 Plan may be paid in cash, shares of our common stock that have been outstanding for at least six months and that have a fair market value equal to the exercise price or any other method that may be approved by the Administrator, such as a cashless broker-assisted exercise that complies with law.

Restricted Stock and Other Awards Not Requiring Exercise

Restricted stock awards are shares of common stock that are awarded to a Participant subject to the satisfaction of the terms and conditions established by the Administrator. A recipient of restricted stock will have the rights of a stockholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock, unless the Administrator provides otherwise in the grant.

•	Consideration. In general, awards that do not require exercise may be made in exchange for such lawful consideration, including services, as the Administrator determines.

•
Vesting. Restricted stock will be granted subject to such restrictions on the full enjoyment of the shares as the Administrator specifies; which restrictions may be based on the passage of time, satisfaction of performance criteria, or the occurrence of one or more events; and will lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Administrator specifies. The Administrator will fix the term during which each restricted stock award vests. Except as otherwise provided in the 2006 Plan or as expressly provided in an award agreement or an employment agreement that provides for an award of restricted stock or other stock-based award to an employee under the 2006 Plan, each award of restricted stock that vests over time will generally vest in five equal installments on the first, second, third, fourth and fifth one-year anniversaries of the date of grant and each award of restricted stock that vests based on the satisfaction of certain performance criteria established by the Administrator will begin vesting after the first anniversary of the date of grant.

Events Affecting Outstanding Awards

Events affecting outstanding awards include termination of employment, change in control, termination of awards and change in and distributions with respect to common stock.

•
Termination of Employment. In general, the treatment of an award upon termination of a Participant’s employment will be determined by the Administrator at the time of grant and specified in the document by which the award is granted, subject to the authority of the Administrator under the 2006 Plan to modify or waive terms and conditions of the award. It is currently anticipated that awards will generally provide that if the termination of employment is by reason of disability (as determined by the Administrator) or death subject to certain limitations of the 2006 Plan and/or the award agreement: (A) stock options and SARs held by the Participant or any permitted transferees of the Participant will remain exercisable (to the extent they vested and were exercisable at the time of disability or death) until the earlier of (x) the first anniversary of the date on which the Participant’s employment ceased as a result of disability or death, and (y) the date on which the award would have terminated had the Participant remained an employee and (B) the Participant’s unvested restricted stock and restricted stock units will be forfeited. If vesting or exercisability of an award is conditioned upon satisfaction of performance criteria that have not been satisfied at the time the Participant’s employment terminates by reason of disability or death, it is also currently anticipated that the award will generally provide that it will terminate unless the Administrator exercises its authority under the 2006 Plan to waive or modify the conditions of the award. If the termination of employment is for Cause or as a result of the resignation of the employee then it is currently anticipated that the award will generally provide that (A) all stock options and SARs held by the Participant or the Participant’s permitted transferees will terminate immediately and (B) all unvested restricted stock and all vested or unvested restricted stock units will be forfeited and if the termination of employment is for any reason other than for Cause or as result of the resignation of the employee or due to disability or death of the Participant: (A) stock options and SARs held by the Participant or the Participant’s permitted transferees that were not exercisable immediately prior to cessation of employment will terminate immediately. It is also currently anticipated that each such stock option and SAR that was so exercisable will remain exercisable until the earlier of (x) the date which is three months after the date on which the Participant’s employment ceased and (y) the date on which the award would have terminated had the Participant remained an employee. The award may contain a provision providing the Company with the right to reacquire the Participant’s unvested restricted stock at the lower of the Participant’s original purchase price, if any, for such common stock, and the fair market value of the common stock on the date of termination. If there was no purchase price, then the restricted stock may be forfeited. Restricted stock units may be forfeited.

•
Change in Control. If vesting or exercisability of an award, or delivery of stock under an award, is conditioned upon satisfaction of performance criteria (as defined in the 2006 Plan) that have not been satisfied at the time of the change in control, except as otherwise provided upon grant of the award, vesting, exercisability and delivery of common stock will not be accelerated by the change in control unless the Administrator exercises its authority under the 2006 Plan to modify or waive terms and conditions of the award. The Administrator may also provide that any options or other awards cannot be exercised after or will be terminated after a change in control transaction. However, depending on the nature of the change in control transaction, payment of certain awards may be delayed to comply with Section 409A of the Internal Revenue Code. If the change in control is one in which holders of common stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment (a “cash-out”), with respect to some or all awards, equal in the case of each affected award to the excess, if any, of (i) the fair market value of one share of common stock (as determined by the Administrator in its reasonable discretion) times the number of shares of common stock subject to the award, over (ii) the aggregate exercise price, if any, under the award (or in the case of an SAR, the aggregate base price above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of common stock) and other terms, and subject to such conditions, as the Administrator determines.

•
Termination of Awards. Unless otherwise provided by the Administrator, each outstanding award other than restricted stock will terminate upon consummation of a covered transaction (as defined in the 2006 Plan).

•
Change in and Distributions with Respect to Stock. In the event of any corporate event or transaction, such as a stock dividend, stock split, recapitalization or other change in the Company’s capital structure, the Administrator will adjust the number and kind of securities that can be delivered under the 2006 Plan. In the event of distributions other than those described above, the Administrator, in its discretion may make adjustments under the 2006 Plan to avoid distortion in the operation of the 2006 Plan and preserve the value of awards.

Amendment and Termination

The Administrator at any time or times may amend the 2006 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the 2006 Plan the Administrator may not, without the Participant’s consent, alter the terms of an award so as to affect adversely the Participant’s right under the award, unless the Administrator expressly reserved the right to do so at the time of the award. Any amendment to the 2006 Plan is conditioned upon stockholder approval only if, and to the extent, such approval is required by law or the applicable listing requirements of the principal securities exchange or quotation medium on which the Company’s common equity is listed for trading, as determined by the Administrator.

On April 2, 2008, the last sale price of the common stock was $ 18.14 per share as reported on the Nasdaq Global Market.

U.S. Federal Income Tax Consequences of the 2006 Plan

THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 2006 PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE INTERNAL REVENUE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW. A PARTICIPANT WHO ACQUIRES SHARES OF THE COMPANY’S COMMON STOCK UNDER THE 2006 PLAN SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO HIS OR HER INDIVIDUAL TAX POSITION AND THE EFFECT OF ANY LEGISLATIVE REVISIONS ON SUCH POSITION.

PARTICIPANTS SUBJECT TO TAXES IMPOSED BY STATE, LOCAL AND OTHER TAXING AUTHORITIES, INCLUDING FOREIGN GOVERNMENTS, SHOULD CONSULT WITH THEIR OWN ATTORNEYS OR TAX ADVISERS REGARDING THE TAX CONSEQUENCES THEREUNDER.

THE U.S. FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO PERSONS SUBJECT TO POTENTIAL LIABILITY UNDER SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE RULES THEREUNDER MAY BE DIFFERENT THAN THE U.S. FEDERAL INCOME TAX CONSEQUENCES APPLICABLE TO PERSONS WHO ARE NOT SUBJECT TO SECTION 16(b) OF THE SECURITIES EXCHANGE ACT OF 1934. PERSONS SUBJECT TO SECTION 16(b) SHOULD CONSULT THEIR OWN TAX ADVISORS FOR MORE SPECIFIC INFORMATION.

General

Generally, under existing federal tax law, the Company will be entitled to federal income tax deductions with respect to non-qualified stock options, SARs, deferred stock units, and restricted stock awarded under the 2006 Plan, at or following the time that taxable income is realized by a participant with respect to such Awards. Generally, income will be realized by a participant upon the exercise of non-qualified stock options and at the time cash or stock is delivered to a participant in the 2006 Plan in respect of the other types of Awards, except that, in the case of restricted stock, ordinary income will be realized at the time the stock is no longer subject to substantial risk of forfeiture.

Generally, a participant that is granted an incentive stock option will not realize taxable income by reason of the grant or the exercise of an incentive stock option, although the exercise of an incentive stock option may subject the optionee to the alternative minimum tax. If an optionee exercises an incentive stock option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. It is possible, however, for the Company to receive a deduction with respect to an incentive stock option if the participant disposes of the stock before satisfying the applicable holding period rules. As described in greater detail below, no deduction is allowed to the Company for nonperformance-based compensation Awards in excess of Section 162(m) limits that is paid to certain executive officers named in the Company’s proxy statement for the fiscal year the deduction would otherwise have been available.

Limitation on the Company’s Deduction

Section 162(m) of the Internal Revenue Code will generally limit the Company’s federal income tax deduction for compensation paid in any year to its Chief Executive Officer and its four highest paid executive officers to $1,000,000, to the extent that such compensation is not “performance based.” Under Treasury regulations, a stock option will, in general, qualify as “performance based” compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which stock options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m)). If a stock option to an executive referred to above is not “performance based”, the amount that would otherwise be deductible by the Company in respect of such stock option will be disallowed to the extent that the executive’s aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000. The foregoing provisions will be construed in a manner consistent with Section 162(m). Performance awards that are intended to qualify as performance-based for purposes of Section 162(m) of the Internal Revenue Code other than a stock option or SAR, will be construed to the maximum extent permitted by law in a manner consistent with qualifying the award for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code.

Awards to be made under the 2006 Plan

The Summary Compensation Table above contains information on shares of common stock awarded to our named executive officers in 2007, all of which were awarded under the 2006 Plan. No other awards were granted to our named executive officers in 2007. As noted above, certain RSUs and PSUs were awarded in February 2008 to our chief executive officer, Neil Cole, under the terms of his new employment agreement. Mr. Cole is also entitled to an award of 216,639 additional PSUs under that agreement, subject to stockholder approval of this proposal to amend the 2006 Plan. The following table sets forth information regarding the stock-based awards that we currently expect to grant in 2008 under the 2006 Plan, subject to stockholder approval of the proposed amendment to the 2006 Plan.

New Plan Benefits

Name and Position	Dollar Value ($)		Number of Units (1)
Neil Cole, Chairman of the Board, President and Chief Executive Officer		(2)	216,639	(3)
Non-Executive Director Group (6 persons)		(4)	24,000	(5)

(1)
The amount of any other individual grants that will be made if the proposed amendment to the 2006 Plan is approved has not been determined although we currently anticipate that additional awards of our common stock or other-stock based-awards will be made in 2008 and thereafter under the 2006 Plan to certain employees and other persons eligible to receive awards under the 2006 Plan.

(2)
The dollar value of the PSU award depends on the value of a share of common stock of the Company on the date of grant. The number of PSUs to be awarded under Mr. Cole’s new employment agreement was based upon a 10-day average price of $20.31 per share determined in accordance with the terms of his new employment agreement.

(3)
The grant of 216,639 PSUs and the common stock issuable thereunder is subject to stockholder approval of either an increase in the number of shares of common stock available for issuance under the 2006 Plan (pursuant to this Proposal II) or another incentive plan that would cover such grants.

(4)	The dollar value of the restricted shares of common stock awards to be granted to non-employee members of the Board depends on the value of a share of common stock of the Company on the date of grant.

(5)	Represents grant of 4,000 restricted shares of common stock anticipated to be awarded by the Company to each of the non-employee members of the Board on or about July 1, 2008.

There are two reasons for seeking stockholder approval of Proposal II. One is to satisfy a Nasdaq Stock Market requirement that requires companies whose shares are reported on the Nasdaq Global Market to obtain stockholder approval of amendments to stock plans for directors, officers or key employees. The second reason is to satisfy requirements of the Internal Revenue Code which require stockholder approval of the amendment in order for options granted for the additional shares issuable under the 2006 Plan to qualify as incentive stock options to the extent so designated and for the 2006 Plan to satisfy one of the conditions of Section 162(m) of the Internal Revenue Code applicable to performance-based compensation.

If the stockholders do not approve Proposal II, then the maximum number of shares issuable under the 2006 Plan will remain at 2,000,000 shares and the awards referred to above may not be effected.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2007, without giving effect to the proposed increase in shares available under the 2006 Plan or shares subject to awards granted to our chief executive officer and others in 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:	4,037,343	4.55	6,469,052
Equity compensation plans not approved by security holders (1) :	1,336,100	5.92	25,000	(2)
Total	5,373,443	4.34	6,494,052

(1)
Represents the aggregate number of shares of common stock issuable upon exercise of individual arrangements with option and warrant holders, including 640,500 options issued under the terms of our 2001 Stock Option Plan. These options and warrants are up to three years in duration, expire at various dates through December 28, 2015, contain anti-dilution provisions providing for adjustments of the exercise price under certain circumstances and have termination provisions similar to options granted under stockholder approved plans. See Note 1 of Notes to Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2007 for a description of our stock option plans.

(2)	Represents shares eligible for issuance upon the exercise of options that may be granted under our 2001 Stock Option Plan.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of Proposal II and the amendment to our 2006 Equity Incentive Plan.

PROPOSAL III

APPROVAL OF THE EXECUTIVE INCENTIVE BONUS PLAN

The compensation committee has determined that the adoption of an executive incentive bonus plan will assist the Company in providing competitive incentive opportunities to executives who can significantly influence the Company’s performance and improve its ability to attract and motivate its management team. In this regard, under the terms of Mr. Cole’s new employment agreement, subject to stockholder approval of this proposal, Mr. Cole will be eligible to receive an annual cash bonus, not to exceed 150% of his base salary, based on the Company’s achievement of certain annual performance-based goals.

In addition to allowing the Company to fulfill its obligations to Mr. Cole under the terms of his new employment agreement, which terms were material to Mr. Cole’s decision to enter into the new employment agreement, the Board of Directors proposes that stockholders approve the Executive Incentive Bonus Plan, so that if established goals and targets are met, certain payments that would be made under this plan to the Company’s most highly compensated executive officers may be deductible by the Company for federal income tax purposes.

Generally, Section 162(m) of the Internal Revenue Code does not permit publicly held companies like the Company to deduct compensation paid to certain executive officers to the extent it exceeds $1 million per officer in any year. However, a performance-based compensation plan that is approved by stockholders at least once every five years generally will not be subject to this deduction limit. So long as the Company complies with these and other requirements set forth in Internal Revenue Code Section 162(m), all amounts paid to executive officers under the plan will qualify for a federal tax deduction by the Company.

The material features of the Executive Incentive Bonus Plan are described below:

Summary Plan Description: The following is only a brief summary of the material terms of the plan, and does not describe all the terms of the plan. We urge you to read the complete text of the plan included as Annex B to this proxy statement.

•
The purpose of the Executive Incentive Bonus Plan is to promote the achievement of the Company’s short-term, targeted business objectives by providing competitive incentive reward opportunities to those executive officers who can significantly impact the Company’s performance towards those objectives. Further, the plan enhances the Company’s ability to attract, develop and motivate individuals as members of a talented management team. As described herein, the awards made under the plan may recognize Company, business unit, team and/or individual performance. The number of individuals who are eligible to participate in this plan is currently five.

•
If the plan is approved, the compensation committee will administer the plan, and may amend the plan. This committee is composed entirely of independent directors of the Company, as defined under Section 162(m) of the Internal Revenue Code.

•
Awards made under the plan will be subject to a participant achieving one or more performance goals established by the compensation committee. The performance goals may be based on the overall performance of the Company, and also may recognize business unit, team and/or individual performance. No payment will be made under the plan, unless the committee certifies that at least the minimum objective performance measures have been met. Such performance measures may include specific or relative targeted amounts of, or changes in: earnings before interest, depreciation, taxes and amortization (“EBIDTA”); revenues; expenses; net income; operating income; equity; return on equity, assets or capital employed; working capital; shareholder return; production or sales volumes; or certain other objective criteria.

•	The compensation committee would have the discretion to reduce the amount payable to, or to determine that no amount will be paid to, a participant. Awards are paid in cash.

•
The amount of any award will vary based on the level of actual performance. The amount of any award for a given year is determined for each participant by multiplying the individual participant’s actual base salary in effect at the end of that year by a target percentage (from 0% to 200%), related to the attainment of one or more performance goals, determined by the compensation committee. In the event that an award contains more than one performance goal, participants in the plan will be entitled to receive the portion of the target percentage allocated to the performance goal achieved. In the event that the Company does not achieve at least the minimum performance goals established, no award payment will be made.

•
The actual amount of future payments under the Executive Incentive Bonus Plan cannot be determined at this time, since they will be based on the Company’s future financial and operating performance, and applicable future performance goals and target percentages to be established by the compensation committee.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of Proposal III and the Executive Incentive Bonus Plan.

PROPOSAL IV

RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

BDO Seidman, LLP has audited and reported upon our financial statements for the fiscal year ended December 31, 2007. The audit committee of the Board of Directors has re-appointed BDO Seidman, LLP as our independent registered public accountants for the fiscal year ending December 31, 2008. Although stockholder approval of the appointment of BDO Seidman, LLP is not required by law, the audit committee and the Board of Directors believe that it is advisable to give stockholders an opportunity to ratify this appointment. Furthermore, although the appointment of BDO Seidman, LLP is being submitted for stockholder ratification, the audit committee reserves the right, even after ratification by stockholders, to change the appointment of BDO Seidman, LLP our independent registered public accountants, at any time during the 2008 fiscal year, if it deems such change to be in our best interest. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

In addition to retaining BDO Seidman, LLP to audit our financial statements, we engage BDO Seidman, LLP from time to time to perform other services.

Audit Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of our annual financial statements for fiscal 2007 and fiscal 2006, internal control over financial reporting and reviews of the financial statements included in our Forms 10-Q, comfort letters and consents related to SEC registration statements and other capital raising activities for fiscal 2007 and fiscal 2006 totaled approximately $1,023,000, and $990,000, respectively.

Audit-Related Fees. There were approximately $189,000 and $105,000 aggregate fees billed by BDO Seidman, LLP for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements for fiscal 2007 and fiscal 2006, respectively, and that are not disclosed in the paragraph caption "Audit Fees" above. The majority of the audit-related fees in fiscal 2007 were related to the audits of the financial statements for fiscal 2007 acquisitions, whereas the majority of the audit-related fees in fiscal 2006 were related to the audit of the financial statements of our subsidiary, IP Holdings, LLC and of The Candie's Foundation.

Tax Fees. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for tax compliance, for fiscal 2007 and fiscal 2006, were approximately $55,000, and $35,000, respectively. The aggregate fees billed by BDO Seidman, LLP for professional services rendered for tax advice and tax planning for fiscal 2007 and fiscal 2006, were $0 and $0, respectively.

All Other Fees. There were no fees billed by BDO Seidman, LLP for products and services, other than the services described in the paragraphs captions "Audit Fees", "Audit-Related Fees", and "Tax Fees" above for fiscal 2007 and fiscal 2006.

The audit committee has established its pre-approval policies and procedures, pursuant to which the audit committee approved the foregoing audit services provided by BDO Seidman, LLP in fiscal 2007. Consistent with the audit committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the audit committee. The full audit committee approves proposed services and fee estimates for these services. The audit committee chairperson or their designee has been designated by the audit committee to approve any services arising during the year that were not pre-approved by the audit committee. Services approved by the audit committee chairperson are communicated to the full audit committee at its next regular meeting and the audit committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the audit committee approved all the foregoing audit services and permissible non-audit services provided by BDO Seidman, LLP.

Recommendation

The Board of Directors recommends that you vote FOR approval of Proposal IV and the ratification of the appointment of BDO Seidman, LLP as our independent registered public accountants for the fiscal year ending December 31, 2008.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2009 must submit the proposal in proper form consistent with our By-Laws to us at our address set forth on the first page of this proxy statement and in accordance with applicable regulations under Rule 14a-8 of the Exchange Act not later than December 5, 2008 in order for the proposition to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting. Any such proposals, should contain the name and record address of the stockholder, the class and number of shares of our common stock beneficially owned as of the record date established for the meeting, a description of, and reasons for, the proposal and all information that would be require to be included in the proxy statement file with the SEC if such stockholder was a participant in the solicitation subject to Section 14 of the Securities Exchange Act of 1934. The proposal and as well as any questions related thereto, should be directed to the Company’s Secretary.

If a stockholder submits a proposal after the December 5, 2008 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our Annual Meeting of Stockholders (but not in our proxy statement) for the fiscal year ending December 31, 2008 to be held in 2009, the proposal, which must be presented in a manner consistent with our By-Laws and applicable law, must be submitted to the Secretary of the Company in proper form at the address set forth above so that it is received by the Company’s Secretary not less than 50 nor more than 75 days prior to the meeting unless less than 65 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, in which case, no less than the close of business on the tenth day following the date on which the notice of the date of the meeting was mailed or other public disclosure was made.

We did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by us. We have retained Innisfree M&A Incorporated, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Annual Meeting at a cost of $20,000 plus reimbursement of its reasonable out of pocket expenses. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and we may reimburse such persons for their expenses.

A copy of our 2007 Annual Report to Stockholders (which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2007 as filed with the SEC) is being mailed with this Proxy Statement to each stockholder of record as of the close of business on March 26, 2008. A stockholder may also request an additional copy of our Annual Report on Form 10-K for the year ended December 31, 2007, without charge except for exhibits to the report, by writing to Iconix Brand Group, Inc., 1450 Broadway, New York, New York 10018, Attention: Deborah Sorell Stehr. Exhibits will be provided upon written request and payment of a reasonable fee.

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,
Neil Cole,
Chairman of the Board,
April 4, 2008	President and Chief Executive Officer

ANNEX A

ICONIX BRAND GROUP, INC.
2006 EQUITY INCENTIVE PLAN

1.   PURPOSE

The Plan has been established to advance the interests of the Company and its stockholders by providing for the grant to Participants of Stock-based and other incentive Awards to (i) enhance the Company’s ability to attract and retain current or prospective Employees, directors and consultants who are in a position to make contributions to the success of the Company and its Affiliates and (ii) encourage Participants to take into account the long-term interests of the Company and its stockholders through ownership of shares of Stock.

2.   DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

3.   ADMINISTRATION

The Administrator shall have the right to construe the Plan and the Awards issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent that the Administrator deems it to be necessary or desirable to effectuate the purposes of the Plan and the Awards issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. The Administrator has discretionary authority, subject only to the express provisions of the Plan, to determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. No Administrator shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan, or for the acts or omission of other members of the Committee or other individuals or entities comprising the Administrator.

4.   LIMITS ON AWARDS UNDER THE PLAN

(a)  Number of Shares. The maximum number of shares of Stock that may be issued under the Plan and under ISOs issued pursuant to the Plan shall not exceed, in the aggregate, 3,500,000 shares of Stock and 500,000 shares of Stock, respectively. If any Award expires or is terminated, surrendered, forfeited or canceled without having been fully exercised or results in any Common Stock not being issued, the shares of Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. With respect to the issuance of SARs that may be settled in Stock, the number of shares available for Awards under the Plan will be reduced by the total number of SARs granted. SARs that may be settled in cash only will not reduce the number of shares available for award under the Plan. The limit set forth in this Section 4(a) shall be construed to comply with Section 422 of the Code and regulations thereunder. To the extent consistent with the requirements of Section 422 of the Code and regulations thereunder, and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced, or adjusted in connection with the acquisition will not reduce the number of shares available for Awards under the Plan.

(b)  Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. Except as determined by the Administrator, no fractional shares of Stock will be delivered under the Plan.

(c)  Section 162(m) Limits.). The maximum number of shares subject to any “performance-based compensation“ Awards (as defined for purposes of Section 162(m) and the applicable Treasury Regulations thereunder) granted to any person in any fiscal year shall be 1,500,000 shares of Stock.

(d)  Stock Dividends, Stock Splits, etc. In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan (including, but not limited to, the provisions of Section 4(a) and Section 4(c) hereof) shall be appropriately adjusted in a manner determined in the sole discretion of the Administrator.

(e)  Par Value. Notwithstanding anything herein to the contrary, if a Participant is required by applicable law to pay the par value of the Common Stock subject to an Award, such payment may be made in any form permitted by applicable law, including services performed or contracted to be performed, in the sole discretion of the Administrator.

5.   ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among those current and prospective Employees, directors and consultants to the Company or its Affiliates and others who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to Employees of the Company or of a “Parent Corporation” or “Subsidiary Corporation” of the Company on the date of grant of the ISO.

6.   RULES APPLICABLE TO AWARDS

(a)  All Awards

  (1)    Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting any Award granted hereunder, the Participant agrees to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator. No Award shall be legally effective unless it is in writing and the document is signed by the Administrator. The Administrator shall have the power to accelerate the vesting of any Award granted under the Plan at any time following the grant of the Award.

  (2)    Term of Plan. No Awards may be made under this Plan ten (10) years after date of its adoption by the Board, but previously granted Awards may continue beyond that date in accordance with their terms.

  (3)    Transferability. An ISO may not be transferred except to the extent permitted by Section 422 of the Code. An Award other than an ISO may not be transferred except to the extent set forth in the Award.

  (4)    Dividend Equivalents, Etc.  The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to an Award; however, no dividends or other distributions may be paid in connection with an Award of a Stock Option or SAR except to the extent such Stock Option or SAR has been properly exercised.

  (5)    Rights Limited. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

  (6)    Section 162(m). This Section 6(a)(6) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR. In the case of any Performance Award to which this Section 6(a)(6) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for the performance-based compensation exception under Section 162(m). With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to grant, vesting or payment of the Performance Award, as the case may be, the Administrator will certify whether the applicable Performance Criteria have been attained and such determination will be final and conclusive. No Performance Award to which this Section 6(a)(6) applies may be granted after the first meeting of the stockholders of the Company held five (5) or more years after the date of approval of this Plan by the Stockholders of the Company until the listed performance measures set forth in the definition of “Performance Criteria” (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

  (7)    Section 409A of the Code.

  (i)    Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

  (ii)   If any provision of the Plan or an Award agreement contravenes any regulations or Treasury guidance promulgated under Code Section 409A or could cause an Award to be subject to the interest and penalties under Code Section 409A, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Code Section 409A. Moreover, any discretionary authority that the Administrator may have pursuant to the Plan shall not be applicable to an Award that is subject to Code Section 409A to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder.

  (iii)    Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Code Section 409A.

  (iv)    Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Code Section 409A) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Code Section 409A.

  (v)    In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the Change in Control is one described in subsection (a)(2)(A)(v) of Section 409A and the guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A, as determined by the Administrator.

  (8) For Cause Terminations. Notwithstanding anything to the contrary contained in this Plan or in any Award, all Awards held by a Participant whose employment, directorship, consulting, service or other relationship with the Company or any Affiliate was terminated for “Cause” shall, subject to the discretion of the Administrator to provide otherwise, terminate immediately as of the date of such termination for “Cause. A termination of a Participant’s employment, directorship, consulting, service or other relationship with the Company or any Affiliate shall be for “Cause” if the Administrator determines that the Participant: (i) was guilty of fraud, gross negligence or willful misconduct in the performance of his or her duties for the Company or any Affiliate, (ii) willfully and continually failed to perform substantially the Participant’s duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to Disability) after delivery of written demand for substantial performance to the Participant by the Board, the Administrator or the Chief Executive Officer of the Company that specifically identified the manner in which the Board, the Administrator or the Chief Executive Officer believed the Participant did not substantially perform his or her duties, (iii) breached or violated, in a material respect, any agreement between the Participant and the Company or any Affiliate or any of the Company’s or its Affiliates’ codes of conduct or corporate policies, including policy statements regarding conflicts-of-interest, insider trading or confidentiality, (iv) committed a material act of dishonesty or breach of trust, (v) acted in a manner that was inimical or injurious, in a material respect, to the business or interests of the Company or any of its Affiliates, or (vi) was convicted of, or plead guilty or nolo contendere to, a felony or any other crime involving moral turpitude which subjects, or if generally known, would subject, the Company or any of its Affiliates to public ridicule or embarrassment.

(b)  Stock Options and SARs

  (1)    Duration of Stock Options and SARs.  The latest date on which a Stock Option or a SAR may be exercised will be the tenth anniversary of the date the Stock Option (fifth anniversary in the case of an ISO granted to a ten percent shareholder within the meaning of Section 422(b)(6) of the Code) or SAR was granted, or such earlier date as may have been specified by the Administrator at the time the Stock Option or SAR was granted.

  (2)    Vesting. The Administrator shall fix the term during which each Stock Option or SAR may be exercised, but no Stock Option or SAR shall be exercisable after the tenth anniversary of its date of grant. A Stock Option and an SAR shall become exercisable as provided in the Award. Notwithstanding any other provision of the Plan, the Administrator may determine with respect to an Award that the date on which any outstanding Stock Option or SAR or any portion thereof is exercisable shall be advanced to an earlier date or dates designated by the Administrator in accordance with such terms and subject to such conditions, if any, as the Administrator shall specify.

  (3)    Time and Manner of Exercise.  Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

  (4)    Exercise Price. The exercise price (or in the case of a SAR, the base price above which appreciation is to be measured) of each Award requiring exercise shall be 100% (in the case of an ISO granted to a ten-percent shareholder within the meaning of Section 422(b)(6) of the Code, 110%) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. Notwithstanding the foregoing, a Stock Option (whether or not an ISO) may be issued or assumed with an exercise price determined according to the provisions of Section 424(a) of the Code, if such issuance or assumption of such Option is pursuant to a transaction described in Section 424(a) of the Code. If and to the extent required by the corporation law of the state of incorporation of the Company, the exercise price paid for each share of Stock shall not be less than the par value per share of the Stock.

  (5)    Payment Of Exercise Price.  Where the exercise of an Award is to be accompanied by payment, the Administrator shall state in the Award the required or permitted forms of payment.

  (6)    Stock Option Forms. Unless otherwise determined by the Administrator and subject to the authority of the Administrator set forth in Section 3 hereof, an ISO granted pursuant to this Plan to an Employee shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Administrator set forth in Section 3 hereof, a Stock Option which is not an ISO granted pursuant to this Plan to an Employee shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Administrator set forth in Section 3 hereof, a Stock Option granted pursuant to this Plan to an individual or entity which is not an Employee shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. At the time of the grant of a Stock Option, the Administrator may, in the Administrator’s sole discretion, amend or supplement any of the option terms contained in Appendix I, II or III hereof for any particular optionee, provided that with respect to an ISO, the Stock Option satisfies the requirements for an ISO set forth in the Code.

  (7)    Notification by Employees. Any Employee who disposes of shares acquired upon the exercise of an ISO either (i) within two years from the date of grant of such ISO or (ii) within one year after the transfer of such shares to the Employee shall notify the Company of such disposition and of the amount realized upon such disposition.

(c)  Restricted Stock and Other Awards Not Requiring Exercise

  (1)    Consideration in General. In general, Awards that do not require exercise may be made in exchange for such lawful consideration, including services, as the Administrator determines. Any purchase price payable by a Participant to the Company for Stock under an Award not requiring exercise shall be paid in cash or check acceptable to the Administrator, through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the purchase price, if and to the extent permitted by the Administrator, by delivery to the Company of a promissory note of the Participant, payable on such terms as are specified by the Administrator, or by any combination of the foregoing permissible forms of payment.

  (2)    Vesting. Restricted Stock shall be granted subject to such restrictions on the full enjoyment of the shares as the Administrator shall specify; which restrictions may be based on the passage of time, satisfaction of Performance Criteria, or the occurrence of one or more events; and shall lapse separately or in combination upon such conditions and at such time or times, in installments or otherwise, as the Administrator shall specify.

  (3)    Restricted Stock Agreement Forms. Restricted Stock awarded pursuant to this Plan to an Employee which is intended to be time vested and Restricted Stock awarded to an individual or entity who or which is not an Employee which is intended to be time vested shall contain such terms as determined by the Administrator and shall be subject to the terms of an agreement executed by the Company and the Participant receiving the Restricted Stock award containing such terms as the Administrator shall determine.

7.   AMENDMENT, SUPPLEMENT, WAIVER AND TERMINATION

The Board may at any time or times amend, supplement or waive the Plan (or any of the provisions thereof) or any outstanding Award (or any of the provisions thereof) for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Board may not, without the Participant’s consent, alter the terms of an Award so as to affect adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments, supplement, waiver or termination to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange or trading market requirements), as determined by the Administrator.

8.   OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to award a Participant bonuses or other compensation in addition to Awards under the Plan.

9.   WAIVER OF JURY TRIAL

By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waiver.

10.  MISCELLANEOUS

(a)  No Shareholder Rights. The holder of an Award shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, shares of Stock are in fact issued upon exercise or in payment with respect to such Award.

(b)  Securities Restrictions. No shares of Stock shall be issued, delivered or transferred upon exercise or in payment of any Award granted hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with to the satisfaction of the Administrator, and the Company, including, without limitation, compliance with the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the applicable requirements of the exchanges or trading markets on which the Company’s Stock may, at the time, be listed. The Administrator and the Company shall have the right to condition any issuance of shares of Stock made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Administrator and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

(c)  Taxes. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such cash Awards. In the case of Awards to be distributed in Stock, the Company shall have the right to require, as a condition of such distribution, that the Participant or other person receiving such Stock either (i) pay to the Company at the time of distribution thereof the amount of any such taxes which the Company is required to withhold with respect to such Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the Award cancelled or the number of the shares of Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld.

(d)  No Employment Right. No Employee, director or consultant of the Company, or of any Affiliate of the Company, shall have any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or any Affiliate or any director or consultant any right to continue as a director or consultant of the Company or any Affiliate.

(e)  Stock to be Used. Distributions of shares of Stock upon exercise, in payment or in respect of Awards made under this Plan may be made either from shares of authorized but unissued Stock reserved for such purpose by the Board or from shares of authorized and issued Stock reacquired by the Company and held in its treasury, as from time to time determined by the Administrator. The obligation of the Company to make delivery of Awards in cash or Stock shall be subject to currency or other restrictions imposed by any government.

(f)  Expenses of the Plan. The costs and expenses of administering this Plan shall be borne by the Company or its Affiliates and not charged to any Award or to any Participant.

(g)  Plan Unfunded. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan and payment of awards shall be subordinate to the claims of the Company’s general creditors.

(h)  Corporate Action. Corporate action with respect to an Award to a Participant shall be deemed completed as of the date when the Administrator authorizes the Award, regardless of when the written documentation for the Award is actually delivered to, or acknowledged or agreed to by, the Participant.

(i)  Governing Law. This Plan shall be governed by the laws of the state of incorporation of the Company and shall be construed for all purposes in accordance with the laws of such state.

EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Committee, provided that so long as any class of the Company’s common equity securities is required to be registered under Section 12 of the Securities Exchange Act of 1934 (the “1934 Act”), the Committee shall consist of two or more directors, all of whom shall be “non-employee directors” within the meaning of Rule 16b-3 promulgated under the 1934 Act, and further provided that all of the Committee members shall be “independent directors” as defined in the applicable rules of the principal exchange or quotation system on which the Company’s common equity is listed for trading. In addition, if practicable the Committee members shall be “outside directors” within the meaning of Section 162(m); and provided further, that subject to any prohibition under applicable law, including any applicable exchange or trading market requirements, the Committee may delegate (i) to one or more of its members such of its duties, powers and responsibilities as it may determine (other than the allocation of Awards to the executive officers of the Company, persons who are officers of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder (“Section 16 officers”), or the directors of the Company); (ii) to one or more officers of the Company the authority to allocate Awards among such persons (other than to the executive officers of the Company or Section 16 officers or the directors of the Company) eligible to receive Awards under the Plan as such delegated officer or officers determine consistent with such delegation; provided, that with respect to any delegation described in this clause (ii) the Committee (or a properly delegated member or members of such Committee) shall (x) have authorized the issuance of a specified number of shares of Stock under such Awards and (y) shall have specified the consideration, if any, to be paid therefor; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” shall include the person or persons so delegated to the extent of such delegation.

“Affiliate”: Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% or more of the outstanding capital stock (determined by aggregate voting rights) or other voting interests. Notwithstanding the foregoing, with respect to an ISO, the term “Affiliate”, as used herein, shall refer only to the Company or a Parent Corporation or a Subsidiary Corporation.

“Award”: The agreement or other document evidencing any or a combination of the following:

(i)	Stock Options.

(ii)	SARs.

(iii)	Restricted Stock (also called “Restricted Shares”).

(iv)	Unrestricted Stock.

(v)	Stock Units, including Restricted Stock Units.

(vi)	Performance Awards.

“Board”: The Board of Directors of the Company.

“Change in Control”: An event or events, in which:

 (A) any “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) any individual or entity which on the date of adoption of this Plan by the Board beneficially owned securities of the Company representing 10% or more of the Company’s then outstanding securities), is or becomes the “beneficial owner” (as defined in Section 13(d) of the 1934 Act), together with all affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of such person, directly or indirectly, of securities of the Company representing more than 15% of the combined voting power of the Company’s then outstanding securities (other than pursuant to a bona fide underwriting agreement relating to a public distribution of the securities of the Company) or such person commences a tender or exchange offer for more than 15% of the combined voting power of the Company’s then outstanding securities;

 (B) the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) after which no “person” (with the method of determining “beneficial ownership” used in clause (A) of this definition) owns more than 50% of the combined voting power of the securities of the Company or the surviving entity of such merger or consolidation;

 (C) during any period of two consecutive years (not including any period prior to the execution of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has conducted or threatened a proxy contest, or has entered into an agreement with the Company to effect a transaction described in clause (A), (B) or (D) of this definition) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office, who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof;

 (D) the sale or other disposition by the Company of all or substantially all of the Company’s assets; or

 (E) the dissolution or complete liquidation of the Company.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Committee”: The Committee appointed by the Board to administer this Plan.

“Common Stock”: See definition of “Stock”.

“Company”: Iconix Brand Group, Inc.

“Disability” shall mean permanent and total disability of an employee or director participating in the Plan as determined by the Administrator in accordance with uniform principles consistently applied, upon the basis of such evidence as the Administrator deems necessary and desirable. Notwithstanding the foregoing, with respect to an Award that is subject to Code Section 409A, no condition shall constitute a “Disability” for purposes of the Plan unless such condition also constitutes a disability as defined under Code Section 409A and, in the case of an ISO, Code Section 22(e)(3).

“Employee”: Any person (including an officer) who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment with the Company or its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates or the Administrator expressly determines otherwise. Notwithstanding the foregoing, with respect to an ISO, the term “Affiliate”, as used herein, shall refer only to the Company or a Parent Corporation or a Subsidiary Corporation.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

“Parent Corporation”: The term “parent corporation” as used in any Stock Option granted pursuant to this Plan, shall (except as otherwise provided in the Award) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify.

“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; costs; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return or stockholder value; sales of particular products or services; customer acquisition or retention; safety, health or environmental affairs performance; compliance; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: Iconix Brand Group, Inc. 2006 Equity Incentive Plan as from time to time amended and in effect.

“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“Section 162(m)”: Section 162(m) of the Code.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in shares of Stock of equivalent value or cash) equal to the excess of the fair market value of the shares of Stock subject to the right over the fair market value of such shares at the date of grant.

“Stock”: Common Stock of the Company, par value $.001 per share.

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Subsidiary Corporation”: The term "subsidiary corporation" as used in any Stock Option granted pursuant to this Plan, shall (except as otherwise provided in the Award) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

“Unrestricted Stock”: Stock that is not subject to any restrictions under the terms of the Award.

APPENDIX I

INCENTIVE STOCK OPTION

To:	___________________________
Name

____________________________
Address

Date of Grant: _____________________

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $.001 par value ("Common Stock"), of Iconix Brand Group, Inc., a Delaware corporation (the "Company"), at a price of $   per share pursuant to the Company's 2006 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after five years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Administrator) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Administrator) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure") to exercise a stock option may be permitted by the Administrator. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated other than: (i) by reason of Disability (as defined in the Plan) or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for cause (as defined in the Plan) or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Administrator, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control (as defined in the Plan) or proposed Change in Control, the Administrator shall have the right to accelerate this option and/or require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option to the extent accelerated by the Administrator. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code (as defined in the Plan) and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b) Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Administrator) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws, and the availability of a current prospectus, or upon receipt of any opinion of counsel acceptable to the Company that such registration and current prospectus are no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "Incentive Stock Option," this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. To the extent that the number of shares subject to this option which are exercisable for the first time exceed the $100,000 limitation contained in Section 422(d) of the Code, this option will not be considered an Incentive Stock Option.

If shares of Common Stock acquired by exercise of this option are disposed of within two (2) years following the date of grant or one (1) year following the issuance of the shares to you (or any situation in which the option will be taxed as a non-qualified option), you shall, immediately prior to such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

Nothing herein shall modify your status as an at-will employee of the Company or any of its Affiliates (as defined in the Plan). Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company or any of its Affiliates may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company or any of its Affiliates may terminate your employment prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the General Counsel of the Company. If mailed, it should be addressed to the General Counsel of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Any dispute or disagreement between you and the Company with respect to any portion of this option (excluding Attachment A hereto) or its validity, construction, meaning, performance or your rights hereunder shall, unless the Company in its sole discretion determines otherwise, be settled by arbitration, at a location designated by the Company, in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

ICONIX BRAND GROUP, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan. I hereby represent that I have read and understood the terms and conditions of the Plan and of this option, including Attachment A, hereto. I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option, including Attachment A, hereto. I agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator concerning any questions arising under the Plan with respect to this option. I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any of its Affiliates with respect to option or stock grants.

Date: _____________________
Signature of Optionee

Print Name

Attachment A to Stock Option

Confidentiality and Non-Interference.

(a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

(b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

(c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

(d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

(e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

(f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS AND OTHER
EMPLOYEES

To:	____________________________
Name

____________________________
Address

Date of Grant: _____________________

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $.001 par value ("Common Stock"), of Iconix Brand Group, Inc. , a Delaware corporation (the "Company"), at a price of $   per share pursuant to the Company's 2006 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after five years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Administrator) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Administrator) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Administrator. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated other than: (i) by reason of Disability (as defined in the Plan) or death, in which case your option will terminate one year from the date of termination of employment due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for cause (as defined in the Plan) or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your employment is terminated, as aforesaid (other than for the reasons stated in clause ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Administrator, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control (as defined in the Plan) or proposed Change in Control, the Administrator shall have the right to accelerate this option and/or require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option to the extent accelerated by the Administrator. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code (as defined in the Plan) and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b) Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Administrator) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company or any of its Affiliates (as defined in the Plan). Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company or any of its Affiliates may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company or any of its Affiliates may terminate your employment prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the General Counsel of the Company. If mailed, it should be addressed to the General Counsel of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the personnel records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Any dispute or disagreement between you and the Company with respect to any portion of this option (excluding Attachment A hereto) or its validity, construction, meaning, performance or your rights hereunder shall, unless the Company in its sole discretion determines otherwise, be settled by arbitration, at a location designated by the Company, in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

ICONIX BRAND GROUP INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan. I hereby represent that I have read and understood the terms and conditions of the Plan and of this option, including Attachment A, hereto. I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option, including Attachment A, hereto. I agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator concerning any questions arising under the Plan with respect to this option. I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any of its Affiliates with respect to option or stock grants.

Date: _____________________
Signature of Optionee

Print Name

Attachment A to Stock Option

Confidentiality and Non-Interference.

(a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

(b) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your employment with the Company, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

(c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your employment with the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

(d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

(e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

(f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR DIRECTORS
AND CONSULTANTS

To:	____________________________
Name

____________________________
Address

Date of Grant: _____________________

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock, $.001 par value ("Common Stock"), of Iconix Brand Group, Inc., a Delaware corporation (the "Company"), at a price of $   per share pursuant to the Company's 2006 Equity Incentive Plan (the "Plan").

This option shall terminate and is not exercisable after ten years from the date of its grant (the "Scheduled Termination Date"), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after one year from the date of grant, but not before that time. On and after one year and prior to two years from the date of grant, your option may be exercised for up to 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional 20% of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after five years after the date of grant, except if terminated earlier as provided herein.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called "cashless exercise"; (b) (unless prohibited by the Administrator) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Administrator) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Administrator. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

III-1

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your directorship or consultancy by the Company or a Company subsidiary corporation is terminated other than by reason of (i) Disability (as defined in the Plan) or death, in which case your option will terminate one year from the date of termination of directorship or consultancy due to Disability or death (but in no event later than the Scheduled Termination Date) or (ii) for cause (as defined in the Plan) or your resignation, in which case your option will terminate immediately and you will forfeit any right to exercise the option. After the date your directorship or consultancy is terminated, as aforesaid (other than for the reasons stated in clause (ii), you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your directorship or consultancy terminated. Provided you are willing to continue your directorship or consultancy for the Company or a successor after a Change in Control at the same compensation you enjoyed immediately prior to such Change in Control, if your directorship or consultancy is involuntarily terminated without cause after a Change in Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of an Acceleration Event. If you are employed by a Company subsidiary corporation, your directorship or consultancy shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your directorship or consultancy with the Company or a Company parent or subsidiary corporation is terminated by reason of your Disability, you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Administrator deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Administrator, whose decision shall be final, binding and conclusive in the absence of clear and convincing evidence of bad faith.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change in Control (as defined in the Plan) or proposed Change in Control, the Administrator shall have the right to accelerate this option and/or require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option to the extent accelerated by the Administrator. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

III-2

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of Disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a) Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner required by any applicable provision of the Code (as defined in the Plan) and the regulations thereunder and any applicable securities exchange or listing rule or agreement;

(b) Until this option and the optioned shares are approved, registered and listed with such federal, state, local and foreign regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable, or the Company deems such option or optioned shares to be exempted therefrom;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or foreign law, rule or regulation, or any applicable securities exchange or listing rule or agreement, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Administrator) (i) all federal, state, local and foreign tax withholding required by the Company in connection with the option exercise and (ii) the employee's portion of other federal, state, local and foreign payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, no registration statement and current prospectus under the Securities Act of 1933 covers the Common Stock to be purchased pursuant to such exercise, and shall continue to be applicable for so long as such registration has not occurred and such current prospectus is not available:

(a) You hereby agree, warrant and represent that you will acquire the Common Stock to be issued hereunder for your own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. You further agree that you will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. You agree to execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or foreign law, rule or regulation, or any securities exchange rule or listing agreement.

(b) The certificates for the Common Stock to be issued to you hereunder shall bear the following legend:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

III-3

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein guarantees your term as a director of, or consultant to, the Company or any of its Affiliates (as defined in the Plan) for any specified period of time. This means that either you or the Company or any of its Affiliates may terminate your directorship or consultancy at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, the Company or any of its Affiliates may terminate your directorship or consultancy with the Company or any of its Affiliates prior to the date on which your option becomes vested or exercisable.

You understand and agree that the existence of this option will not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the common shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Any notice you give to the Company must be in writing and either hand-delivered or mailed to the office of the General Counsel of the Company. If mailed, it should be addressed to the General Counsel of the Company at its then main headquarters. Any notice given to you will be addressed to you at your address as reflected on the records of the Company. You and the Company may change the address for notice by like notice to the other. Notice will be deemed to have been duly delivered when hand-delivered or, if mailed, on the day such notice is postmarked.

Any dispute or disagreement between you and the Company with respect to any portion of this option (excluding Attachment A hereto) or its validity, construction, meaning, performance or your rights hereunder shall, unless the Company in its sole discretion determines otherwise, be settled by arbitration, at a location designated by the Company, in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

III-4

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

In consideration of the grant to you of this option, you hereby agree to the confidentiality and non-interference provisions set forth in Attachment A hereto.

Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions, including Attachment A hereto.

ICONIX BRAND GROUP, INC.

By:

ACKNOWLEDGMENT

I hereby acknowledge receipt of a copy of the Plan. I hereby represent that I have read and understood the terms and conditions of the Plan and of this option, including Attachment A, hereto. I hereby signify my understanding of, and my agreement with, the terms and conditions of the Plan and of this option, including Attachment A, hereto. I agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator concerning any questions arising under the Plan with respect to this option. I accept this option in full satisfaction of any previous written or verbal promise made to me by the Company or any of its Affiliates with respect to option or Stock grants.

Date: ________________	___________________________________
Signature of Optionee

___________________________________
Print Name

III-5

Attachment A to Stock Option

Confidentiality and Non-Interference.

(a) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company or at any time thereafter, except with the express prior written consent of the Company or pursuant to the lawful order of any judicial or administrative agency of government, directly or indirectly, disclose, communicate or divulge to any individual or entity, or use for the benefit of any individual or entity, any knowledge or information with respect to the conduct or details of the Company's business which you, acting reasonably, believe or should believe to be of a confidential nature and the disclosure of which not to be in the Company's interest.

(b You covenant and agree that, in consideration of the grant to you of this stock option, you will not, during your term as a director of, or a consultant to, the Company, except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, engage in or assist any individual or entity to engage in any act or action which you, acting reasonably, believe or should believe would be harmful or inimical to the interests of the Company.

(c) You covenant and agree that, in consideration of the grant to you of this stock option, you will not, for a period of two years after your term as a director of, or a consultant to, the Company ceases for any reason whatsoever (whether voluntary or not), except with the express prior written consent of the Company, directly or indirectly, whether as employee, owner, partner, member, consultant, agent, director, officer, shareholder or in any other capacity, for your own account or for the benefit of any individual or entity, (i) solicit any customer of the Company for business which would result in such customer terminating their relationship with the Company; or (ii) solicit or induce any individual or entity which is an employee of the Company to leave the Company or to otherwise terminate their relationship with the Company.

(d) The parties agree that any breach by you of any of the covenants or agreements contained in this Attachment A will result in irreparable injury to the Company for which money damages could not adequately compensate the Company and therefore, in the event of any such breach, the Company shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining you and/or any other individual or entity involved therein from continuing such breach. The existence of any claim or cause of action which you may have against the Company or any other individual or entity shall not constitute a defense or bar to the enforcement of such covenants. If the Company is obliged to resort to the courts for the enforcement of any of the covenants or agreements contained in this Attachment A, or if such covenants or agreements are otherwise the subject of litigation between the parties, and the Company prevails in such enforcement or litigation, then the term of such covenants and agreements shall be extended for a period of time equal to the period of such breach, which extension shall commence on the later of (a) the date on which the original (unextended) term of such covenants and agreements is scheduled to terminate or (b) the date of the final court order (without further right of appeal) enforcing such covenant or agreement.

(e) If any portion of the covenants or agreements contained in this Attachment A, or the application hereof, is construed to be invalid or unenforceable, the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or enforceable portions to the fullest extent possible. If any covenant or agreement in this Attachment A is held unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

III-6

(f) For purposes of this Attachment A, the term "the Company" shall include the Company, any successor to the Company and all present and future direct and indirect subsidiaries and affiliates of the Company.

III-7

ANNEX B

ICONIX BRAND GROUP, INC.
EXECUTIVE INCENTIVE BONUS PLAN
(Effective [Date])

ARTICLE I

Background and Purpose

1.1 Purpose. The purpose of the Iconix Brand Group, Inc. Executive Incentive Bonus Plan is to promote the achievement of the Company’s short-term, targeted business objectives by providing competitive incentive reward opportunities to those employees who can significantly impact the Company’s performance towards those objectives. Further, the Plan enhances the Company’s ability to attract, develop and motivate individuals as members of a talented management team. As described herein, the awards made under the Plan may recognize Company, business unit, team and/or individual performance.

1.2 Effective Date. The Plan to be presented at Iconix Brand Group, Inc.’s 2008 Annual Meeting of Shareholders, in accordance with Section 162(m) of the Code, will be effective upon requisite shareholder approval at such meeting.

1.3 Administration. The Compensation Committee shall have full power and authority to construe, interpret and administer the Plan and to make rules and regulations subject to the provisions of the Plan. All decisions, actions, determinations or interpretations of the Compensation Committee shall be made in its sole discretion and shall be final, conclusive and binding on all parties.

1.4 Eligibility and Participation. Participation in the Plan is limited to Executive Officers of the Company as determined by the Compensation Committee from time to time.

ARTICLE II

Definitions

As used in this Plan, the following terms shall have the meanings herein specified:

Board of Directors - shall mean the Board of Directors of the Company.

CEO - shall mean the Chief Executive Officer of the Company.

Code - shall mean the Internal Revenue Code of 1986, as amended.

Company - shall mean Iconix Brand Group, Inc., a Delaware corporation. The term “Company” shall include any successor to Iconix Brand Group, Inc., any subsidiary or affiliate which has adopted the Plan, or a corporation succeeding to the business of Iconix Brand Group, Inc., or any subsidiary or affiliate, by merger, consolidation or liquidation or purchase of assets or stock or similar transaction.

Compensation Committee - shall mean the Compensation Committee of the Board of Directors.

Executive Officer - shall mean the senior executives who have significant operating and/or strategic responsibilities for the Company as designated by the Compensation Committee.

Incentive Bonus Award - shall mean the award granted to a Participant for a Plan Year under this Plan.

Participant - shall mean a person participating or eligible to participate in the Plan, as determined under Section 1.4.

Performance Factor - shall mean, with respect to an Incentive Bonus Award, the payout percentage (from 0% to 200%) related to the attainment of one or more Performance Goals, as determined by the Compensation Committee.

1

Performance Goals - shall mean the objective financial or operating goals established by the Compensation Committee in accordance with Section 162(m) of the Code. Such Performance Goals may include specific targeted amounts of, or changes in, earnings before interest, depreciation, taxes and amortization (“EBIDTA”); revenues; expenses; net income; operating income; equity; return on equity, assets or capital employed; working capital; shareholder return; production or sales volumes; or other objective criteria.

Such goals may be applicable to the Company as a whole, to one or more of the Company’s business units or teams, or to an individual Participant in the Plan. Performance Goals may be applied in total or on a per share or percentage basis and on an absolute basis or relative to other companies, industries or indices or any combination thereof, as determined by the Compensation Committee.

Plan - shall mean the Iconix Brand Group, Inc. Incentive Bonus Plan, as set forth herein and as may be amended from time to time.

Plan Year - shall mean the calendar year.

Pro-rated Incentive Bonus Award - shall mean an amount equal to the Incentive Bonus Award otherwise payable to a Participant for the Plan Year, multiplied by a fraction, the numerator of which is the number of days during the Plan Year that the Participant is employed by the Company, and the denominator of which is 365. Pro-rated Bonus Awards shall be determined in accordance with and subject to the provisions of Article III.

ARTICLE III

Determination of Incentive Bonus Award

3.1 General. The Compensation Committee may award an Incentive Bonus Award to any Participant. Such Incentive Bonus Award shall be contingent upon the attainment of Performance Goals established by the Compensation Committee in accordance with Section 162(m) of the Code. Within the time prescribed by Section 162(m) of the Code, the Compensation Committee will establish, in writing, the weighted Performance Goals and related Performance Factors for various Performance Goal achievement levels for the applicable Plan Year, and will determine the appropriate methodology for including Company, business unit, team and/or individual performance in the Incentive Bonus Award computations for such year. In establishing the weighted Performance Goals, the Compensation Committee shall take the necessary steps to insure that the ability to achieve the pre-established goals is uncertain at the time the goals are set. The established written Performance Goals, assigned weights, and Performance Factors shall be written in terms of an objective formula, whereby any third party having knowledge of the relevant Company, business unit, team and/or individual performance results could calculate the amount to be paid. Such Performance Goals may vary by Participant and by award.

3.2 Adjustment or Modification of Performance Goals. The Compensation Committee in its discretion (and within the time prescribed by Section 162(m) of the Code), may adjust or modify Performance Goals with respect to an Incentive Bonus Award to prevent dilution or enlargement of the rights of Participants:

(i) in the event of, in recognition of, or in anticipation of, any unanticipated, unusual nonrecurring or extraordinary corporate item, transaction, event, or development; or

(ii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

Unless otherwise determined by the Compensation Committee, if any provision of the Plan or any Incentive Bonus Award granted to an individual who is a Covered Employee with respect to the Incentive Bonus Award would not comply with Section 162(m) of the Code, such provision or Incentive Bonus Award shall be construed or deemed amended to conform to Section 162(m) of the Code.

2

3.3 Determination of Performance Factor. After the end of each Plan Year, the Compensation Committee will determine:

(i) the extent to which the Company, business unit and/or team Performance Goals have been met; and

(ii) the Company, business unit and/or team Performance Factor appropriate to the level of performance achieved with respect to each Performance Goal.

3.4 Calculation of Incentive Bonus Awards. An Incentive Bonus Award for a Participant for a Plan Year is calculated by multiplying the Participant’s salary in effect on the last day of such Plan Year by the applicable Performance Factor.

3.5 Negative Discretion. The Compensation Committee will have the discretion, by Participant and by grant, to reduce (but not to increase) some or all of the amount of any Incentive Bonus Award that would otherwise be payable by reason of the satisfaction of the Performance Goals. In making any such determination, the Compensation Committee is authorized to take into account any such factor or factors it determines are appropriate, including but not limited to Company, business unit and individual performance; provided, however, the exercise of such negative discretion with respect to one Participant may not be used to increase the amount of any award otherwise payable to another executive.

ARTICLE IV

Forfeiture of Incentive Bonus Award

Except as determined by the Compensation Committee, a Participant will forfeit any Incentive Bonus Award that is to be paid after the Participant’s termination of employment with the Company.

ARTICLE V

Timing and Form of Payment

Prior to the payment of any Incentive Bonus Award for a Plan Year, the Compensation Committee will certify in writing that the applicable Performance Goals, and any other material terms or conditions of such award, have been satisfied. In making this certification, the Compensation Committee will be entitled to rely upon an appropriate officer’s certificate from the Company’s Chief Financial Officer. Upon approval by the Compensation Committee of the individual Incentive Bonus Awards, payment of all of the individual Incentive Bonus Awards for such Plan Year will be made in cash less the withholding of applicable taxes. Payment of an Incentive Bonus Award is contingent upon the Participant’s continued employment with the Company through the date payment is made; provided, however, such payment shall be made no later than 90 days after the Compensation Committee has provided the written certification required under this Article and no later than the end of the Plan Year following the Plan Year to which the Incentive Bonus Awards relate.

3

ARTICLE VI

Miscellaneous

6.1 Construction. Nothing in this Plan or in any agreement or other instrument executed pursuant thereto shall be construed as conferring upon any Participant the right to receive an Incentive Bonus Award or to be continued in the employ of the Company and any rights conferred by this Plan may not be transferred, sold, assigned, pledged, anticipated or otherwise disposed of other than by will or intestate laws.

6.2 Amendment. This Plan may be amended at any time by the Compensation Committee and may be terminated in whole or in part at any time by the Board of Directors.

4

ICONIX BRAND GROUP, INC.
1450 BROADWAY
NEW YORK, NEW YORK 10018

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 15, 2008.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints NEIL COLE and WARREN CLAMEN, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Iconix Brand Group, Inc. (the “Company”) on Thursday, May 15, 2008, at the offices of the Company, 1450 Broadway, New York, NY 10018 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

(Continued and to be dated and signed on reverse side)

PROXY

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES IN PROPOSAL 1 AND THE OTHER PROPOSALS LISTED BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 and 4. YOU CAN VIEW OR PRINT A COPY OF OUR ANNUAL MEETING MATERIALS AT www.Iconixbrand.com/proxymaterials.html.
Please mark your votes like this	☒

					FOR	AGAINST	ABSTAIN
1. FOR all nominees listed below (except as indicated to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	2. To approve an amendment to the Company’s 2006 Equity Incentive Plan	☐	☐	☐

Neil Cole, Barry Emanuel, Steven Mendelow, Drew Cohen, F. Peter Cuneo, Mark Friedman and James A. Marcum
					FOR	AGAINST	ABSTAIN
				3. To approve the Company’s Executive Incentive Bonus Plan	☐	☐	☐

					FOR	AGAINST	ABSTAIN
				4. Ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008	☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below)
5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature _________________________Signature, if held jointly ______________________Dated ________2008

Please sign exactly as name appears hereon When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.